UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
placeCityWashington, StateD.C. PostalCode20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-6718

DREYFUS INVESTMENT GRADE FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
addressStreet200 Park Avenue
placeCityNew York, StateNew York PostalCode10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	7/31
Date of reporting period:	7/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Information About the Review and Approval
of the Fund’s Management Agreement
30	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Inflation Adjusted
Securities Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Inflation Adjusted Securities Fund, covering the 12-month period from August

1, 2005, through July 31, 2006.

After a long period of remarkable resilience, the U.S. bond market encountered heightened volatility during the spring and summer of 2006, as investors reacted to each new release of economic data or comment from members of the Federal Reserve Board (the “Fed”). The economic data often painted a contradictory picture, sometimes suggesting that inflationary pressures were increasing and, at other times, seeming to point to milder economic growth. Finally, at its August 8 meeting, the Fed did what many anticipated and paused its tightening campaign, holding the overnight rate at 5.25% .

In the judgment of our Chief Economist, Richard Hoey, the U.S. economy appears to be moving into a slower-growth phase, which should help alleviate recent inflationary pressures and limit the need for additional rate hikes. However, a number of economic uncertainties remain. Indicators that could alter the Fed’s inflation and economic forecasts include the extent of softness in the U.S. housing market, unexpected changes in consumer spending, the persistence of recent productivity growth and the strength of the U.S. dollar relative to other major currencies. As always, we encourage you to discuss these and other investment-related issues with your financial advisor,who can help you prepare for the challenges and opportunities that may lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation August 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Robert Bayston, Portfolio Manager

How did Dreyfus Inflation Adjusted Securities Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2006, the fund’s Institutional shares achieved a total return of 1.82%, and its Investor shares achieved a total return of 1.51% ..1 In comparison,the fund’s benchmark,the Lehman Brothers U.S.Treasury Inflation Protected Securities Index (the “Index”), achieved a total return of 2.10% for the same period.2 In addition, the average total return of all funds reported in the Lipper Treasury Inflation Protected Securities category was 1.43% over the reporting period.3

Like other areas of the U.S. government securities market, returns from Treasury Inflation Protected Securities (TIPS) were constrained by rising interest rates, which generally eroded bond prices. However, higher commodity prices and other inflationary pressures enabled TIPS to produce higher returns than nominal U.S.Treasury securities of comparable maturities for the reporting period.While the fund underper-formed its benchmark, which we attribute principally to fund fees and expenses not reflected in the benchmark’s results, the fund did outperform its Lipper category average, which we attribute to our defensive yield-curve strategy.

What is the fund’s investment approach?

The fund seeks returns that exceed the rate of inflation.To pursue this goal, the fund normally invests at least 80% of its assets in inflation-indexed securities, which are fixed-income securities designed to protect investors from a loss of value due to inflation by periodically adjusting their principal and/or coupon according to the rate of inflation.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities.To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, including U.S. gov-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

ernment bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities.The fund seeks to keep its average effective duration between two and 10 years, and the fund may invest in securities with effective or final maturities of any length.

What other factors influenced the fund’s performance?

The U.S. economy continued to expand throughout the reporting period. Consumer spending generally remained robust as homeowners tapped into higher housing values, and labor markets generally improved as corporate executives became more confident regarding business con-ditions.As it had since June 2004, the Federal Reserve Board (the “Fed”) continued to move away from its previously accommodative monetary policy, raising the overnight federal funds rate eight consecutive times, from 3.25% to 5.25% .

As the economy grew, inflation appeared to intensify at times.Although pricing pressures seemed to be relatively benign when the reporting period began, inflation expectations increased abruptly when Hurricane Katrina hit the Gulf Coast in late August 2005, disrupting energy production and causing oil prices to surge.At the same time, robust global demand for energy and industrial commodities, combined with ongoing concerns affecting oil-producing nations in the Middle East and elsewhere, sent prices of many raw materials higher. Inflation concerns subsided temporarily during the winter, but resurfaced in the spring of 2006 when some Fed members warned that higher resource utilization rates and rising commodity prices might add to pricing pressures.These bouts of higher inflation helped produce accruals to principal for TIPS, boosting their value.

In anticipation of higher inflation-adjusted yields, we generally maintained the fund’s average duration in a range we considered slightly shorter than industry averages, a strategy intended to help limit the fund’s sensitivity to rising interest rates. However, the benefits of this strategy were partially offset by our emphasis on securities with maturities in the five-year maturity range, which we adopted in the fall of 2005 in anticipation of wider yield differences along the market’s

4

maturity spectrum. In hindsight, we may have moved to this “bulleted” position too early, as yield differences continued to narrow when yields of short-term bonds rose more sharply than those of longer-term securities in the rising interest-rate environment.

What is the fund’s current strategy?

Evidence of softening housing prices, weaker employment gains and other signs of a potential economic slowdown emerged toward the end of the reporting period, and we began to shift the fund’s average duration toward a neutral posture in order to prepare the fund for a possible end to the Fed’s tightening campaign. Indeed, at its meeting on August 8, the Fed left short-term interest rates unchanged, the first pause after more than two years of steady rate hikes. In our view, monetary policy is now well within the neutral range, and the Fed is waiting to see the effects of its previous moves on inflation and the economy before deciding on further action.

At the end of July, inflation expectations remained relatively high, which could help push inflation-adjusted yields higher.At the same time, with the economy moving to the next phase of its cycle,the outlook for inflation and interest rates has become cloudier, and any resulting market volatility could lead to trading opportunities.

August 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LEHMAN BROTHERS INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S.Treasury Inflation Protected
Securities Index is a sub-index of the U.S.Treasury component of the Lehman Brothers U.S.
Government Index. Securities in the Lehman Brothers U.S.Treasury Inflation Protected Securities
Index are dollar-denominated, non-convertible, publicly issued, fixed-rate, investment-grade
(Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Inflation Adjusted Securities Fund Investor shares and Institutional shares and the Lehman Brothers U.S. Treasury Inflation Protected Securities Index

Average Annual Total Returns as of 7/31/06
	Inception		From
	Date	1 Year	Inception

Investor shares	10/31/02	1.51%	5.13%
Institutional shares	10/31/02	1.82%	5.40%

† Source: Lehman Brothers Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Investor and Institutional shares of Dreyfus Inflation Adjusted Securities Fund on 10/31/02 (inception date) to a $10,000 investment made in the Lehman Brothers U.S.Treasury Inflation Protected Securities Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a sub-index of the U.S.Treasury component of the Lehman Brothers U.S. Government Index. Securities in the Index are dollar-denominated, non-convertible, publicly-issued, fixed-rate, investment-grade (Moody’s Baa3 or better) U.S.Treasury inflation notes, with at least one year to final maturity and at least $100 million par amount outstanding.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Inflation Adjusted Securities Fund from February 1, 2006 to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2006
	Investor Shares	Institutional Shares

Expenses paid per $1,000 †	$ 2.72	$ 1.49
Ending value (after expenses)	$995.50	$997.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2006

	Investor Shares	Institutional Shares

Expenses paid per $1,000 †	$ 2.76	$ 1.51
Ending value (after expenses)	$1,022.07	$1,023.31

† Expenses are equal to the fund’s annualized expense ratio of .55% for Investor shares and .30% for Institutional shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
July 31, 2006

	Principal
Bonds and Notes—98.4%	Amount ($)	Value ($)

U.S. Treasury Inflation Protected Securities:
.88%, 4/15/10	771,630 [a,b]	730,573
1.63%, 1/15/15	800,557 [b]	753,332
1.88%, 7/15/13	942,535 [a,b]	911,159
2.00%, 1/15/14	542,401 [b]	527,524
2.00%, 7/15/14	542,431 [b]	526,665
2.00%, 1/15/26	223,402 [a,b]	208,776
2.38%, 1/15/25	340,496 [a,b]	337,863
3.00%, 7/15/12	574,296 [b]	594,042
3.50%, 1/15/11	816,644 [b]	856,205
3.63%, 4/15/28	473,184 [a,b]	573,162
3.88%, 4/15/29	477,865 [a,b]	603,472
Total Bonds and Notes
(cost $6,631,979)		6,622,773

Short-Term Investment—.3%

U.S. Treasury Bills;
4.89%, 9/7/06
(cost $24,878)	25,000 [c]	24,877

Other Investment—1.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $72,000)	72,000 [d]	72,000

8

Investment of Cash Collateral
for Securities Loaned—18.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $1,250,500)	1,250,500 [d]	1,250,500

Total Investments (cost $7,979,357)	118.4%	7,970,150
Liabilities, Less Cash and Receivables	(18.4%)	(1,238,077)
Net Assets	100.0%	6,732,073

[a] All or a portion of these securities are on loan. At July 31, 2006, the total market value of the fund’s securities on loan is $2,381,134 and the total market value of the collateral held by the fund is $2,433,813, consisting of cash collateral of $1,250,500 and U.S. Government and agency securities valued at $1,183,313.
[b] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[c] All or partially held by a broker as collateral for open financial futures positions.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government Securities	98.4	Futures Contracts	.0
Short-Term/Money
Market Investments	20.0		118.4

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES
July 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2006 ($)

Financial Futures Long
U.S. Treasury 5 year Notes	8	833,750	September 2006	2,250
Financial Futures Short
U.S. Treasury 30 year Bonds	3	(324,844)	September 2006	(4,781)
				(2,531)

See notes to financial statements.
10

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $2,381,134)—Note 1(b):
Unaffiliated issuers	6,656,857	6,647,650
Affiliated issuers	1,322,500	1,322,500
Cash denominated in foreign currencies	2	2
Receivable for investment securities sold		597,514
Dividends and interest receivable		17,321
Receivable for futures variation margin—Note 4		375
Prepaid expenses		6,923
Due from The Dreyfus Corporation and affiliates—Note 3(b)		6,418
		8,598,703

Liabilities ($):
Cash overdraft due to Custodian		1,171
Liability for securities on loan—Note 1(b)		1,250,500
Payable for investment securities purchased		579,700
Accrued expenses		35,259
		1,866,630

Net Assets ($)		6,732,073

Composition of Net Assets ($):
Paid-in capital		7,175,422
Accumulated distributions in excess of investment income—net		(232,810)
Accumulated net realized gain (loss) on investments		(198,801)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($2,531) net unrealized
(depreciation) on financial futures]		(11,738)

Net Assets ($)		6,732,073

Net Asset Value Per Share
	Investor Shares	Institutional Shares

Net Assets ($)	3,269,286	3,462,787
Shares Outstanding	279,783	296,426

Net Asset Value Per Share ($)	11.69	11.68

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income ($):
Income:
Interest	175,458
Dividends;
Affiliated issuers	2,579
Income from securities lending	346
Total Income	178,383
Expenses:
Management fee—Note 3(a)	19,606
Auditing fees	34,187
Registration fees	23,903
Prospectus and shareholders’ reports	11,144
Shareholder servicing costs—Note 3(b)	8,219
Legal fees	5,072
Custodian fees—Note 3(b)	2,031
Directors’ fees and expenses—Note 3(c)	879
Loan commitment fees—Note 2	51
Miscellaneous	9,100
Total Expenses	114,192
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(86,803)
Net Expenses	27,389
Investment Income—Net	150,994

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(40,347)
Net realized gain (loss) on financial futures	(8,827)
Net Realized Gain (Loss)	(49,174)
Net unrealized appreciation (depreciation) on investments
(including $2,532 net unrealized appreciation on financial futures)	9,514
Net Realized and Unrealized Gain (Loss) on Investments	(39,660)
Net Increase in Net Assets Resulting from Operations	111,334

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2006	2005

Operations ($):
Investment income—net	150,994	136,233
Net realized gain (loss) on investments	(49,174)	265,309
Net unrealized appreciation
(depreciation) on investments	9,514	(68,403)
Net Increase (Decrease) in Net Assets
Resulting from Operations	111,334	333,139

Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(184,050)	(133,634)
Institutional Shares	(213,355)	(158,656)
Net realized gain on investments:
lnvestor Shares	(34,693)	—
Institutional Shares	(39,384)	—
Total Dividends	(471,482)	(292,290)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	364,915	45
Institutional Shares	60,530	52,126
Dividends reinvested:
Investor Shares	217,763	133,634
Institutional Shares	227,303	141,075
Cost of shares redeemed:
Investor Shares	(151,409)	(107,668)
Institutional Shares	(40,328)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	678,774	219,212
Total Increase (Decrease) in Net Assets	318,626	260,061

Net Assets ($):
Beginning of Period	6,413,447	6,153,386
End of Period	6,732,073	6,413,447
Distributions in excess of
investment income—net	(232,810)	(140,266)

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended July 31,

	2006	2005

Capital Share Transactions:
Investor Shares
Shares sold	30,623	3
Shares issued for dividends reinvested	18,200	10,572
Shares redeemed	(12,780)	—
Net Increase (Decrease) in Shares Outstanding	36,043	10,575

Institutional Shares
Shares sold	5,079	4,180
Shares issued for dividends reinvested	18,988	11,164
Shares redeemed	(3,359)	(8,648)
Net Increase (Decrease) in Shares Outstanding	20,708	6,696

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Investor Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.34	12.25	12.69	12.50
Investment Operations:
Investment income—net [b]	.26	.25	.26	.23
Net realized and unrealized
gain (loss) on investments	(.06)	.40	.71	.35
Total from Investment Operations	.20	.65	.97	.58
Distributions:
Dividends from investment income—net	(.71)	(.56)	(.55)	(.39)
Dividends from net realized
gain on investments	(.14)	—	(.86)	—
Total Distributions	(.85)	(.56)	(1.41)	(.39)
Net asset value, end of period	11.69	12.34	12.25	12.69

Total Return (%)	1.51	5.39	7.79	4.63[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.88	1.74	1.80	3.30[d]
Ratio of net expenses to average net assets	.55	.55	.55	.55[d]
Ratio of net investment income
to average net assets	2.18	2.00	2.05	2.33[d]
Portfolio Turnover Rate	60.82	118.91	951.51	1,306.72[c]

Net Assets, end of period ($ x 1,000)	3,269	3,009	2,857	2,650

[a]	From October 31, 2002 (commencement of operations) to July 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)
		Year Ended July 31,

Institutional Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	12.35	12.25	12.69	12.50
Investment Operations:
Investment income—net [b]	.29	.28	.27	.25
Net realized and unrealized
gain (loss) on investments	(.07)	.41	.73	.35
Total from Investment Operations	.22	.69	1.00	.60
Distributions:
Dividends from investment income—net	(.75)	(.59)	(.58)	(.41)
Dividends from net realized
gain on investments	(.14)	—	(.86)	—
Total Distributions	(.89)	(.59)	(1.44)	(.41)
Net asset value, end of period	11.68	12.35	12.25	12.69

Total Return (%)	1.82	5.60	8.06	4.82[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.63	1.49	1.54	3.06[d]
Ratio of net expenses to average net assets	.30	.30	.30	.30[d]
Ratio of net investment income
to average net assets	2.43	2.26	2.17	2.58[d]
Portfolio Turnover Rate	60.82	118.91	951.51	1,306.72[c]

Net Assets, end of period ($ x 1,000)	3,463	3,405	3,296	2,621

[a]	From October 31, 2002 (commencement of operations) to July 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Not annualized.
[d] Annualized.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of July 31, 2006, MBC Investments Corp., an indirect subsidiary of Mellon Financial, held 258,218 Investor shares and 260,688 Institutional shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered

18

investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At July 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $17,157, accumulated capital losses $8,577 and unrealized depreciation $259,174. In addition, the fund had $192,753 of capital losses realized after

20

October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2006. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2006 and July 31, 2005, were as follows: ordinary income $423,164 and $292,290 and long-term capital gains $48,318 and $0, respectively.

During the period ended July 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for treasury inflation protected securities, the fund increased accumulated undistributed investment income-net by $153,867 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended July 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2005 through July 31, 2007, that if the aggregated expenses of the fund, exclusive of taxes, brokerage fees, shareholder services plan fees and extraordinary

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

expenses, exceed an annual rate of .30% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The expense reimbursement, pursuant to the undertaking, amounted to $86,803 during the period ended July 31, 2006.

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of Investor Shares average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2006, Investor Shares were charged $7,783 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2006, the fund was charged $249 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2006, the fund was charged $2,031 pursuant to the custody agreement.

During the period ended July 31, 2006, the fund was charged $4,253 for services performed by the Chief Compliance Officer.

The components of Due from The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,691, shareholder services plan fees $684, custodian fees $586, chief compliance officer fees $1,516 and transfer agency per account fees $59, which are offset against an expense reimbursement currently in effect in the amount of $10,954.

22

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures during the period ended July 31, 2006, amounted to $4,325,992 and $3,922,617, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2006, are set forth in the Statement of Financial Futures.

At July 31, 2006, the cost of investments for federal income tax purposes was $8,229,324; accordingly, accumulated net unrealized depreciation on investments was $259,174, consisting of $46,801 gross unrealized appreciation and $305,975 gross unrealized depreciation.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Inflation Adjusted Securities Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Inflation Adjusted Securities (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of July 31, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Inflation Adjusted Securities Fund at July 31, 2006, the results of its operations for the year then ended,the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 12, 2006

24

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of ordinary income dividends paid during the fiscal year ended July 31, 2006 as qualifying “interest related dividends.” Also for state individual income tax purposes, the fund hereby designates 99.30% of the ordinary income dividends paid during the fiscal year ended July 31, 2006 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia and the fund hereby designates $.0906 per share as a long-term capital gain distribution of the $1.389 per share paid on December 22, 2005.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through July 29, 2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Investor Shares and placed significant emphasis on comparisons to a group of retail no-load and front-end load Treasury inflation-protected securities funds (the “Performance Group”) and to a larger uni-

26

verse of funds, consisting of all retail no-load and front-end load Treasury inflation-protected securities funds, excluding outliers (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2006.The Board members noted that the fund’s total return performance was below the Performance Group median for the one-year period, at the median for the two-year period and slightly below the median for the three-year period, and was below the Performance Universe median for each period.The Board members noted that the fund’s yield performance was above the Performance Group and Performance Universe medians for each period. Dreyfus also provided the Board with the fund’s total return performance and the quartile, percentile and rank of the fund’s total return within its Lipper category (as provided by Lipper) for certain other periods ended May 31, 2006, which generally were consistent with the relative total return information provided by Lipper.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s contractual management fee, actual management fee and total expense ratio were lower than the Expense Group and Expense Universe medians, as applicable.The Board noted that the fund’s actual management fee and expense ratio were lower due to the undertaking by Dreyfus to waive fees and reimburse expenses.

Representatives of Dreyfus stated that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and no other accounts managed by Dreyfus or its affiliates, with similar investment objectives, policies and strategies as the fund.

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements and its effect on Dreyfus’ profitability.

28

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board noted the fund’s total return performance, but generally was satisfied with its yield performance for each period.

• The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, including Dreyfus’ undertaking to waive fees and reimburse expenses (which reduced the fund’s actual management fee and expense ratio), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Clifford L. Alexander, Jr. (72) Board Member (2003)

Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (78)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 37
30

David W. Burke (70) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 80

———————
Whitney I. Gerard (71) Board Member (1993)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35

———————
George L. Perry (72) Board Member (1992)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

32

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 33

For More	Information

Dreyfus	Transfer Agent &
Inflation Adjusted	Dividend Disbursing Agent
Securities Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Investment Adviser	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
30	Statement of Financial Futures
30	Statement of Options Written
31	Statement of Assets and Liabilities
32	Statement of Operations
33	Statement of Changes in Net Assets
35	Financial Highlights
37	Notes to Financial Statements
50	Report of Independent Registered
Public Accounting Firm
51	Important Tax Information
52	Information About the Review and Approval
of the Fund’s Management Agreement
57	Board Members Information
59	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Intermediate
Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2005, through July 31, 2006.

After a long period of remarkable resilience, the U.S. bond market encountered heightened volatility during the spring and summer of 2006, as investors reacted to each new release of economic data or comment from members of the Federal Reserve Board (the “Fed”). The economic data often painted a contradictory picture, sometimes suggesting that inflationary pressures were increasing and, at other times, seeming to point to milder economic growth. Finally, at its August 8 meeting, the Fed did what many anticipated and paused its tightening campaign, holding the overnight rate at 5.25% .

In the judgment of our Chief Economist, Richard Hoey, the U.S. economy appears to be moving into a slower-growth phase, which should help alleviate recent inflationary pressures and limit the need for additional rate hikes. However, a number of economic uncertainties remain. Indicators that could alter the Fed’s inflation and economic forecasts include the extent of softness in the U.S. housing market, unexpected changes in consumer spending, the persistence of recent productivity growth and the strength of the U.S. dollar relative to other major currencies. As always, we encourage you to discuss these and other investment-related issues with your financial advisor,who can help you prepare for the challenges and opportunities that may lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

August 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

How did Dreyfus Intermediate Term Income Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2006, the fund’s Institutional shares achieved a total return of 2.35%, and the fund’s Investor shares achieved a total return of 2.05% .1 In comparison, the fund’s benchmark, the Lehman Brothers U.S. Aggregate Index (the “Index”), achieved a total return of 1.46% for the same period.2

Although intermediate-term bonds generally fared well over the first half of the reporting period, heightened inflation and economic concerns sparked a downturn in the spring of 2006, erasing earlier gains.The fund achieved higher returns than the Index, primarily due to its emphasis on some of the better-performing sectors of the fixed-income market and relatively defensive security selection strategies within those areas.

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue this goal, the fund normally invests at least 80% of its assets in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.These securities include U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities and foreign bonds. Typically, the fund’s portfolio can expect to have an average effective maturity ranging from five to 10 years, and an average effective duration ranging between three and eight years. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade.

What other factors affected the fund’s performance?

The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates throughout the reporting period, driving the overnight

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

federal funds rate to 5.25% by the end of July 2006. At the same time, the U.S. economy continued to grow at a sustainable pace, despite headwinds such as the Gulf Coast hurricanes in the fall of 2005, volatile energy prices and rising borrowing costs. Still, for much of the reporting period, fixed-income investors appeared relatively unconcerned about inflation or credit risks, helping to support returns in both the more interest-sensitive and credit-sensitive areas of the bond market.

Investor sentiment changed dramatically in May 2006, when hawkish comments by some Fed members were interpreted as a signal that interest rates might move higher than previously expected, potentially choking off economic growth.At the same time, prices of energy supplies, industrial commodities and precious metals moved higher, sparking renewed inflation concerns.The resulting “flight to quality” created heightened market volatility, especially among previously high-flying emerging-markets bonds, some corporate securities and longer-term U.S.Treasuries.

The fund benefited in this environment from its duration management strategy. Exposure to long maturity bonds early in the reporting period enabled fuller participation in strength at the longer end of the maturity spectrum, and a shorter-than-average duration in the spring of 2006 limited the fund’s sensitivity to more recent volatility. In addition, while we generally invested a higher percentage of the fund’s assets in high yield and investment-grade corporate bonds than the Index, our focus on credits with relatively short maturities helped limit its sensitivity to volatility. We also successfully avoided bonds backed by companies engaged in leveraged buyouts or other activities that we considered unfriendly to bondholders. Instead, we favored issuers with strong balance sheets and sound business fundamentals. Finally, the fund’s holdings of emerging-markets currencies and periodic investments in Treasury Inflation Protected Securities (“TIPS”) made positive contributions to relative performance.

On the other hand, approximately midway through the reporting period, we moved from a “barbell” yield-curve positioning to one that

4

was more “bulleted,” focusing on bonds with five-year maturities in anticipation of wider yield differences along the market’s maturity spectrum.This strategy detracted mildly from performance when yield differences subsequently narrowed slightly. The fund’s relatively light exposure to mortgage-backed securities also held back returns due to unexpectedly low volatility in the mortgage sector.

What is the fund’s current strategy?

At its meeting on August 8, the Fed left short-term interest rates unchanged, the first pause after more than two years of steady rate hikes. In our view, monetary policy is now well within the neutral range, and the Fed is waiting to see the effects of its previous moves on inflation and the economy, which has shown signs of a potential slowdown.

Accordingly, we recently lengthened the fund’s average duration toward a position that is more in line with the Index, and we have retained the fund’s bulleted yield-curve positioning in anticipation of wider yield spreads.We also have continued to avoid corporate issuers engaged in leveraged buyouts or mergers-and-acquisitions activity. While we remain cautious regarding the emerging markets, we occasionally have established positions in certain currencies, such as the Brazil real, at prices we regard as attractive.

August 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Investor shares and the Lehman Brothers U.S. Aggregate Index

Average Annual Total Returns as of 7/31/06
	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Investor shares		2.05%	4.20%	7.41%
Institutional shares	5/31/01	2.35%	4.47%	—	4.75%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Investor shares of Dreyfus Intermediate Term Income Fund on 7/31/96 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity ranging between five and ten years and an average effective duration ranging between three and eight years.The fund’s performance shown in the line graph takes into account all applicable fees and
expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G	YO U R	F U N D ’ S	E X P E N S E S	( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Intermediate Term Income Fund from February 1, 2006 to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2006
	Investor Shares	Institutional Shares

Expenses paid per $1,000 †	$ 3.98	$ 2.64
Ending value (after expenses)	$1,008.60	$1,009.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2006

	Investor Shares	Institutional Shares

Expenses paid per $1,000 †	$ 4.01	$ 2.66
Ending value (after expenses)	$1,020.83	$1,022.17

† Expenses are equal to the fund’s annualized expense ratio of .80% for Investor shares and .53% for Institutional shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
July 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—147.7%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.1%
L-3 Communications,
Bonds	3.00	8/1/35	440,000 [a]	432,300
Agricultural—1.1%
Altria Group,
Notes	7.20	2/1/07	3,445,000	3,462,873
Altria Group,
Debs	7.75	1/15/27	1,495,000 [b]	1,741,428
				5,204,301
Airlines—.0%
US Airways,
Notes, Ser. CL C	8.93	10/15/09	429,622 [c,d]	43
Asset-Backed Ctfs./
Automobile Receivables—1.8%
Capital Auto Receivables Asset
Trust, Ser. 2005-1, Cl. D	6.50	5/15/12	900,000 [a]	882,837
Capital Auto Receivables Asset
Trust, Ser. 2006-1, Cl. D	7.16	1/15/13	1,050,000 [a]	1,042,692
Capital One Prime Auto Receivables
Trust, Ser. 2006-1, Cl. A1	4.87	3/15/07	761,281	761,143
Ford Credit Auto Owner Trust,
Ser. 2004-A, Cl. C	4.19	7/15/09	1,000,000	984,983
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	1,405,000	1,379,743
Hyundai Auto Receivables Trust,
Ser. 2006-A, Cl. A2	5.13	2/16/09	1,346,023	1,344,577
WFS Financial Owner Trust,
Ser. 2004-4, Cl. B	3.13	5/17/12	173,311	168,940
WFS Financial Owner Trust,
Ser. 2004-3, Cl. B	3.51	2/17/12	169,700	166,356
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	2,065,000	2,031,217
				8,762,488
Asset-Backed Ctfs./Credit Cards—1.6%
BA Credit Card Trust,
Ser. 2002-C1, Cl. C1	6.80	7/15/14	5,268,000	5,544,361
Capital One Multi-Asset Execution
Trust, Ser. 2004-C1, Cl. C1	3.40	11/16/09	2,455,000	2,430,684
				7,975,045

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans—13.4%
Accredited Mortgage Loan Trust,
Ser. 2005-2, Cl. A2A	5.49	7/25/35	239,550 [e]	239,696
Accredited Mortgage Loan Trust,
Ser. 2005-3, Cl. A2A	5.49	9/25/35	1,148,609 [e]	1,149,477
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	1,795,000 [e]	1,713,550
Bear Stearns Asset Backed
Securities, Ser. 2005-TC1, Cl. A1	5.50	5/25/35	91,566 [e]	91,566
Centex Home Equity,
Ser. 2006-A, Cl. AV1	5.44	6/25/36	865,724 [e]	866,179
Citigroup Mortgage Loan Trust,
Ser. 2005-OPT3, Cl. A1A	5.48	5/25/35	194,895 [e]	194,908
Conseco Finance Home Loan Trust,
Ser. 2000-E, Cl. A5	8.02	8/15/31	787,534 [e]	800,733
Countrywide Asset-Backed Ctfs.,
Ser. 2006-1, Cl. AF1	5.52	7/25/36	2,037,597 [e]	2,038,995
Credit-Based Asset Servicing
and Securitization,
Ser. 2006-CB1, Cl. AF1	5.46	1/25/36	1,726,326 [e]	1,716,919
Credit-Based Asset Servicing
and Securitization,
Ser. 2005-CB4, Cl. AV1	5.49	8/25/35	470,959 [e]	471,355
Credit-Based Asset Servicing
and Securitization,
Ser. 2005-CB8, Cl. AF5	5.65	12/25/35	2,455,000 [e]	2,398,341
Credit-Based Asset Servicing
and Securitization,
Ser. 2006-CB2, Cl. AF1	5.72	12/25/36	861,520 [e]	858,277
Equifirst Mortgage Loan Trust,
Ser. 2005-1, Cl. A1	5.45	4/25/35	180,604 [e]	180,721
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FFH3, Cl. 2A1	5.52	9/25/35	1,006,150 [e]	1,006,867
First NLC Trust,
Ser. 2005-3, Cl. AV2	5.62	12/25/35	3,375,000 [e]	3,378,611
GSAA Trust,
Ser. 2006-7, Cl. AV1	5.47	3/25/46	3,782,449 [e]	3,784,813

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Home Equity Asset Trust,
Ser. 2005-5, Cl. 2A1	5.50	11/25/35	307,278 [e]	307,509
Home Equity Asset Trust,
Ser. 2005-8, Cl. M4	5.97	2/25/36	1,360,000 [e]	1,366,028
Home Equity Asset Trust,
Ser. 2005-8, Cl. M5	6.00	2/25/36	1,795,000 [e]	1,803,996
Home Equity Asset Trust,
Ser. 2005-8, Cl. M7	6.51	2/25/36	855,000 [e]	865,247
Home Equity Mortgage Trust,
Ser. 2006-4, Cl. A1	5.67	11/25/36	1,325,000 [e]	1,325,000
Morgan Stanley ABS Capital I,
Ser. 2006-HE3, Cl. A2A	5.43	4/25/36	1,956,753 [e]	1,957,946
Morgan Stanley ABS Capital I,
Ser. 2005-NC2, Cl. A3A	5.47	3/25/35	357,619 [e]	357,859
Morgan Stanley ABS Capital I,
Ser. 2005-WMC3, Cl. A2A	5.48	3/25/35	36,985 [e]	37,008
Morgan Stanley ABS Capital I,
Ser. 2005-WMC6, Cl. A2A	5.50	7/25/35	1,008,958 [e]	1,009,789
Morgan Stanley Home Equity Loans,
Ser. 2006-3, Cl. A1	5.44	4/25/36	1,366,041 [e]	1,366,874
Newcastle Mortgage Securities
Trust, Ser. 2006-1, Cl. A1	5.46	3/25/36	3,727,735 [e]	3,730,569
Ownit Mortgage Loan Asset Backed
Ctfs., Ser. 2006-1, Cl. AF1	5.42	12/25/36	2,187,452 [e]	2,173,477
Ownit Mortgage Loan Asset-Backed
Ctfs., Ser. 2006-2, Cl. A2A	5.47	1/25/37	4,255,999 [e]	4,259,841
Popular ABS Mortgage Pass-Through
Trust, Ser. 2005-6, Cl. M1	5.91	1/25/36	1,525,000 [e]	1,507,400
Renaissance Home Equity Loan
Trust, Ser. 2006-1, Cl. AF2	5.53	5/25/36	2,200,000 [e]	2,191,140
Residential Asset Mortgage
Products, Ser. 2004-RS12, Cl. AI6	4.55	12/25/34	1,230,000	1,182,354
Residential Asset Mortgage
Products, Ser. 2005-RS3, Cl. AIA1	5.49	3/25/35	378,692 [e]	378,958
Residential Asset Mortgage
Products, Ser. 2005-RZ1, Cl. A1	5.49	4/25/35	490,383 [e]	490,752
Residential Asset Mortgage
Products, Ser. 2005-RS2, Cl. AII1	5.50	2/25/35	122,188 [e]	122,275

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Residential Asset
Mortgage Products,
Ser. 2004-RS12, Cl. AII1	5.52	6/25/27	156,095 [e]	156,202
Residential Asset
Mortgage Products,
Ser. 2005-RS2, Cl. M2	5.87	2/25/35	1,585,000 [e]	1,605,677
Residential Asset Mortgage
Products, Ser. 2005-RS2, Cl. M3	5.94	2/25/35	490,000 [e]	497,562
Residential Asset Securities,
Ser. 2006-EMX3, Cl. A1	5.45	4/25/36	1,492,251 [e]	1,493,289
Residential Asset Securities,
Ser. 2005-EMX1, Cl. AI1	5.49	3/25/35	224,325 [e]	224,486
Residential Asset Securities,
Ser. 2003-KS7, Cl. MI3	5.75	9/25/33	1,300,000	1,267,627
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M1	5.82	9/25/35	1,610,000 [e]	1,617,840
Residential Asset Securities,
Ser. 2005-AHL2, Cl. M2	5.83	10/25/35	625,000 [e]	628,554
Residential Asset Securities,
Ser. 2005-EMX3, Cl. M2	5.84	9/25/35	1,805,000 [e]	1,812,816
Residential Asset Securities,
Ser. 2005-AHL2, Cl. M3	5.86	10/25/35	450,000 [e]	451,909
Residential Funding Mortgage
Securities II,
Ser. 2006-HSA2, Cl. AI1	5.50	3/25/36	541,328 [e]	541,628
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2	4.15	8/25/35	5,764,289 [e]	5,705,144
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M2	5.73	5/25/35	1,120,000 [e]	1,103,459
Specialty Underwriting &
Residential Finance,
Ser. 2005-BC2, Cl. A2A	5.49	12/25/35	309,190 [e]	309,435
Specialty Underwriting &
Residential Finance,
Ser. 2005-BC1, Cl. A1A	5.50	12/25/35	238,322 [e]	238,488
Terwin Mortgage Trust
Ser. 2006-9HGA Cl. A1	5.50	10/25/36	1,225,000 [e]	1,224,510
				66,203,656

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Manufactured Housing—.8%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	1,776,300	1,839,895
Origen Manufactured Housing,
Ser. 2005-B, Cl. A2	5.25	12/15/18	1,375,000	1,360,139
Origen Manufactured Housing,
Ser. 2005-B, Cl. M2	6.48	1/15/37	745,000	733,142
				3,933,176
Auto Manufacturing—1.0%
DaimlerChrysler NA Holding,
Notes	4.88	6/15/10	800,000 [b]	771,492
DaimlerChrysler NA Holding,
Gtd. Notes	5.74	3/13/09	1,375,000 [b,e]	1,377,424
DaimlerChrysler NA Holding,
Gtd. Notes, Ser. E	6.02	10/31/08	2,725,000 [b,e]	2,739,770
				4,888,686
Banking—6.3%
Bacob Bank,
Sub. Notes	7.25	3/15/49	1,030,000 [a,e]	1,047,351
Chevy Chase Bank FSB,
Sub. Notes	6.88	12/1/13	1,220,000	1,235,250
Chuo Mitsui Trust & Banking,
Sub. Notes	5.51	12/29/49	2,185,000 [a,e]	2,043,207
Colonial Bank NA/Montgomery AL,
Sub. Notes	6.38	12/1/15	1,105,000	1,109,990
Colonial Bank NA/Montgomery AL,
Sub. Notes	8.00	3/15/09	385,000	401,300
Crestar Capital Trust I,
Gtd. Notes	8.16	12/15/26	2,655,000	2,779,817
Glitnir Banki HF,
Notes	5.67	10/15/08	775,000 [a,e]	769,987
Industrial Bank of Korea,
Sub. Notes	4.00	5/19/14	2,370,000 [a,e]	2,246,213
Popular North America,
Notes	5.65	12/12/07	1,315,000 [e]	1,318,219
Shinsei Finance Cayman,
Bonds	6.42	1/29/49	520,000 [a,e]	504,603
Sovereign Bancorp,
Sr. Notes	5.51	3/1/09	2,145,000 [a,e]	2,149,646

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banking (continued)
USB Capital IX,
Gtd. Notes	6.19	4/15/42	3,690,000 [e]	3,662,993
Washington Mutual Preferred
Funding Delaware, Bonds	6.53	3/29/49	1,300,000 [a,b,e]	1,265,381
Washington Mutual,
Sub. Notes	4.63	4/1/14	2,650,000	2,416,153
Washington Mutual,
Notes	5.81	1/15/10	1,100,000 [e]	1,105,717
Wells Fargo Capital I,
Gtd. Notes	7.96	12/15/26	1,215,000	1,270,112
Western Financial Bank,
Sub. Debs	9.63	5/15/12	1,695,000	1,871,443
Zions Bancorporation,
Sr. Unscd. Notes	5.63	4/15/08	2,350,000 [e]	2,352,533
Zions Bancorporation,
Sub. Notes	6.00	9/15/15	1,335,000	1,339,168
				30,889,083
Building & Construction—.9%
American Standard,
Gtd. Notes	7.38	2/1/08	1,530,000	1,561,302
Centex,
Notes	4.75	1/15/08	725,000	712,235
DR Horton,
Gtd. Notes	5.88	7/1/13	1,365,000	1,281,874
DR Horton,
Gtd. Notes	8.00	2/1/09	900,000	936,392
				4,491,803
Chemicals—1.1%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	540,000	571,050
ICI North America,
Debs	8.88	11/15/06	775,000	781,501
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	550,000	533,917
ICI Wilmington,
Gtd. Notes	5.63	12/1/13	1,115,000	1,078,314
ICI Wilmington,
Gtd. Notes	7.05	9/15/07	725,000	735,422

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Chemicals (continued)
Lubrizol,
Debs	6.50	10/1/34	690,000 [b]	676,392
RPM International,
Sr. Notes	4.45	10/15/09	1,140,000	1,091,516
				5,468,112
Commercial & Professional
Services—1.2%
Aramark Services,
Gtd. Notes	6.38	2/15/08	1,900,000	1,899,884
Aramark Services,
Gtd. Notes	7.00	5/1/07	1,750,000	1,757,212
Erac USA Finance,
Notes	5.72	4/30/09	700,000 [a,e]	701,236
Erac USA Finance,
Notes	7.95	12/15/09	760,000 [a]	810,613
RR Donnelley & Sons,
Notes	5.00	11/15/06	800,000	797,120
				5,966,065
Commercial Mortgage
Pass-Through Ctfs.—4.4%
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.75	4/25/34	1,006,872 [a,e]	1,008,131
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. A2	5.79	11/25/35	1,876,311 [a,e]	1,876,311
Bayview Commercial Asset Trust,
Ser. 2003-1, Cl. A	5.97	8/25/33	628,237 [a,e]	630,291
Bayview Commercial Asset Trust,
Ser. 2003-2, Cl. A	5.97	12/25/33	821,213 [a,e]	823,779
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. M5	6.04	1/25/36	495,270 [a,e]	495,270
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. M2	6.59	4/25/34	303,660 [a,e]	308,507
Bayview Commercial Asset Trust,
Ser. 2006-2A Cl. B3	8.09	7/25/36	268,517 [a,e]	268,465
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	8.39	11/25/35	465,586 [a,e]	472,933
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR5, Cl. A2	4.25	7/11/42	1,125,000	1,086,050

14

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T18, Cl. A2	4.56	2/13/42	1,365,000	1,329,340
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	1,460,000 [a]	1,501,927
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificate,
Ser. 2006-HC1A, Cl. A1	5.56	5/15/23	2,285,000 [a,e]	2,287,181
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	1,290,000 [a]	1,272,492
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	1,650,000 [a]	1,647,216
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	400,000 [a]	400,394
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A2	4.22	4/10/40	1,075,000	1,041,751
Morgan Stanley Capital I,
Ser. 1998-HF1, Cl. E	7.31	3/15/30	300,000 [e]	307,612
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	4,861,527 [a]	4,662,031
				21,419,681
Diversified Financial Services—10.7%
American Express,
Notes	6.80	9/1/66	750,000 [e]	758,990
Ameriprise Financial,
Jr. Sub. Bonds	7.52	6/1/66	1,190,000 [e]	1,225,947
Amvescap,
Notes	4.50	12/15/09	2,480,000	2,391,109
Amvescap,
Notes	5.38	12/15/14	700,000	669,997
Amvescap,
Sr. Notes	5.90	1/15/07	1,005,000	1,006,093
CIT Group,
Sr. Notes	5.32	8/15/08	2,035,000 [e]	2,040,857
Countrywide Home Loans,
Gtd. Notes	2.88	2/15/07	2,500,000	2,465,275
Countrywide Home Loans,
Notes	4.13	9/15/09	1,445,000 [b]	1,385,538

The Fund 15

STATEMENT OF INVESTMENTS (continued)
		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Countrywide Home Loans,
Gtd. Notes		5.50	8/1/06	875,000	875,000
FCE Bank,
Notes	EUR	4.06	9/30/09	1,000,000 [e,f]	1,180,606
Fondo LatinoAmericano
De Reservas, Notes		3.00	8/1/06	3,220,000 [a]	3,220,000
General Motors Acceptance,
Notes		6.41	1/16/07	2,230,000 [e]	2,225,917
Glencore Funding,
Gtd. Notes		6.00	4/15/14	2,885,000 [a]	2,687,369
HSBC Finance,
Sr. Notes		5.68	9/14/12	3,060,000 [e]	3,077,647
Jefferies Group,
Sr. Notes		7.75	3/15/12	805,000	873,101
Kaupthing Bank,
Notes		7.13	5/19/16	2,960,000 [a]	2,997,184
Leucadia National,
Sr. Notes		7.00	8/15/13	1,100,000	1,083,500
MBNA Capital A,
Gtd. Notes, Ser. A		8.28	12/1/26	905,000	947,951
Mizuho JGB Investment,
Bonds		9.87	12/29/49	1,175,000 [a,e]	1,261,379
MUFG Capital Finance I,
Gtd. Bonds		6.35	3/15/49	2,625,000 [e]	2,559,855
Pemex Finance,
Bonds		9.69	8/15/09	2,047,500	2,238,788
Residential Capital,
Sr. Unscd. Notes		6.38	6/30/10	1,230,000	1,226,903
Residential Capital,
Gtd. Notes		7.34	4/17/09	2,390,000 [a,e]	2,389,085
SB Treasury,
Bonds		9.40	12/29/49	2,390,000 [a,e]	2,543,902
SLM,
Notes, Ser. A		5.63	7/27/09	3,800,000 [e]	3,805,252
ST. George Funding,
Bonds		8.49	12/29/49	2,100,000 [a,e]	2,254,615
Tokai Preferred Capital,
Bonds		9.98	12/29/49	2,240,000 [a,b,e]	2,406,967

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
Windsor Financing,
Gtd. Notes	5.88	7/15/17	643,018 [a]	634,494
				52,433,321
Diversified Metals & Mining—1.1%
Falconbridge,
Bonds	5.38	6/1/15	265,000	245,454
Falconbridge,
Notes	6.00	10/15/15	1,655,000	1,601,065
Falconbridge,
Debs	7.35	11/1/06	1,970,000	1,977,094
Southern Copper,
Sr. Notes	7.50	7/27/35	1,430,000	1,422,119
				5,245,732
Electric Utilities—4.9%
Ameren,
Bonds	4.26	5/15/07	595,000	588,976
American Electric Power,
Sr. Notes	4.71	8/16/07	1,020,000 [e]	1,010,781
Cinergy,
Debs	6.53	12/16/08	1,015,000	1,035,161
Cogentrix Energy,
Gtd. Notes	8.75	10/15/08	1,375,000 [a]	1,481,872
Consumers Energy,
First Mortgage Bonds, Ser. B	5.38	4/15/13	2,265,000	2,195,621
Dominion Resources/VA,
Sr. Notes, Ser. D	5.79	9/28/07	2,765,000 [e]	2,767,920
FirstEnergy,
Notes, Ser. A	5.50	11/15/06	1,140,000	1,139,657
FirstEnergy,
Notes, Ser. B	6.45	11/15/11	2,580,000	2,654,856
FPL Energy National Wind,
Scd. Notes	5.61	3/10/24	522,709 [a]	507,504
FPL Group Capital,
Gtd. Debs., Ser. B	5.55	2/16/08	2,030,000	2,030,213
Mirant North America,
Sr. Notes	7.38	12/31/13	575,000 [a]	555,594

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities (continued)
National Grid,
Notes	6.30	8/1/16	1,010,000	1,018,632
Nisource Finance,
Gtd. Notes	5.76	11/23/09	1,300,000 [e]	1,303,037
PP & L Capital Funding,
Gtd. Notes, Ser. D	8.38	6/15/07	1,500,000	1,534,191
Sierra Pacific Power,
Mortgage Notes	6.25	4/15/12	770,000	771,686
TXU,
Sr. Notes, Ser. O	4.80	11/15/09	2,335,000	2,252,420
Virginia Electric & Power,
Sr. Notes, Ser. A	5.38	2/1/07	1,225,000	1,223,417
				24,071,538
Environmental Control—.6%
Oakmont Asset Trust,
Notes	4.51	12/22/08	700,000 [a]	678,367
Waste Management,
Sr. Notes	6.50	11/15/08	950,000	967,309
Waste Management,
Sr. Notes	7.00	7/15/28	1,000,000	1,056,168
				2,701,844
Food & Beverages—.9%
HJ Heinz,
Notes	6.43	12/1/20	1,625,000 [a]	1,653,316
Safeway,
Sr. Unscd. Notes	4.13	11/1/08	930,000	898,885
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	1,100,000 [b]	1,097,250
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	800,000	790,756
				4,440,207
Foreign/Governmental—2.5%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub. Notes	5.87	6/16/08	1,770,000 [e]	1,750,176
Export-Import Bank of Korea,
Sr. Notes	4.50	8/12/09	830,000	805,194
Federal Republic of Brazil,
Bonds BRL	12.50	1/5/16	9,665,000 [b,f]	4,464,870

18

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
Mexican Bonos,
Bonds, Ser. M	MXN	9.00	12/22/11	25,645,000 [f]	2,430,111
Republic of Argentina,
Bonds		5.59	8/3/12	3,205,000 [e]	2,712,678
					12,163,029
Health Care—1.4%
Baxter International,
Sr. Unscd. Notes		5.20	2/16/08	1,528,000	1,519,478
Coventry Health Care,
Sr. Notes		5.88	1/15/12	880,000	862,874
Medco Health Solutions,
Sr. Notes		7.25	8/15/13	3,276,000	3,506,532
Teva Pharmaceutical Finance,
Gtd. Notes		6.15	2/1/36	925,000	838,584
					6,727,468
Lodging &
Entertainment—.7%
Carnival,
Notes		7.30	6/1/07	1,305,000	1,320,626
Harrah’s Operating,
Gtd. Notes		7.13	6/1/07	1,020,000	1,030,283
Mohegan Tribal Gaming Authority,
Sr. Notes		6.13	2/15/13	1,000,000 [b]	955,000
Speedway Motorsports,
Sr. Sub. Notes		6.75	6/1/13	155,000	150,350
					3,456,259
Machinery—.2%
Terex,
Gtd. Notes		7.38	1/15/14	1,110,000	1,107,225
Manufacturing—.9%
Bombardier,
Notes		6.30	5/1/14	1,525,000 [a]	1,342,000
Tyco International Group,
Gtd. Notes		5.80	8/1/06	1,970,000	1,970,000
Tyco International Group,
Gtd. Notes		6.88	1/15/29	1,225,000	1,297,536
					4,609,536

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Media—2.7%
CBS,
Gtd. Notes	5.63	5/1/07	1,000,000	1,000,190
Clear Channel Communications,
Notes	4.25	5/15/09	1,235,000	1,180,588
Clear Channel Communications,
Sr. Unscd. Notes	4.50	1/15/10	1,700,000	1,613,327
Comcast,
Gtd. Bonds	5.80	7/14/09	2,400,000 [b,e]	2,404,901
Liberty Media,
Sr. Notes	6.83	9/17/06	2,650,000 [e]	2,656,678
Media General,
Gtd. Notes	6.95	9/1/06	2,100,000	2,100,706
Time Warner,
Gtd. Debs	7.70	5/1/32	825,000	899,084
Univision Communications,
Gtd. Notes	2.88	10/15/06	1,560,000	1,549,387
				13,404,861
Oil & Gas—2.4%
BJ Services,
Sr. Unscd. Notes	5.44	6/1/08	4,850,000 [e]	4,852,891
Chesapeake Energy,
Sr. Unscd. Notes	7.63	7/15/13	850,000	868,063
Colorado Interstate Gas,
Sr. Notes	5.95	3/15/15	780,000	723,484
Enterprise Products Operating,
Sr. Notes, Ser. B	4.00	10/15/07	385,000	376,938
Enterprise Products Operating,
Sr. Notes, Ser. B	4.63	10/15/09	2,845,000	2,746,330
ONEOK,
Sr. Unscd. Notes	5.51	2/16/08	1,160,000	1,156,902
Sempra Energy,
Sr. Notes	4.62	5/17/07	995,000	987,963
				11,712,571
Packaging & Containers—.5%
Crown Americas/Capital,
Sr. Notes	7.63	11/15/13	815,000 [a]	808,887
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	505,000 [a]	500,581

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Packaging & Containers (continued)
Sealed Air,
Bonds	6.88	7/15/33	1,290,000 [a]	1,257,551
				2,567,019
Paper & Forest Products—.4%
Sappi Papier Holding,
Gtd. Notes	6.75	6/15/12	1,095,000 [a]	1,033,508
Temple-Inland,
Bonds	6.63	1/15/18	1,100,000	1,116,559
				2,150,067
Property/Casualty Insurance—2.3%
AON,
Notes	6.95	1/15/07	1,000,000	1,004,876
AON Capital Trust A,
Gtd. Cap. Secs	8.21	1/1/27	1,220,000 [b]	1,342,321
Assurant,
Sr. Notes	6.75	2/15/34	645,000	651,037
Chubb,
Sr. Notes	5.47	8/16/08	2,375,000	2,371,447
Hanover Insurance Group,
Debs	7.63	10/15/25	90,000	91,296
Hartford Financial Services Group,
Sr. Unscd. Notes	5.55	8/16/08	875,000	875,880
Lincoln National,
Bonds	7.00	5/17/66	1,205,000 [b,e]	1,225,811
Marsh & McLennan Cos.,
Sr. Notes	5.38	3/15/07	1,600,000	1,597,501
Nippon Life Insurance,
Notes	4.88	8/9/10	1,350,000 [a]	1,308,995
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	735,000	738,786
				11,207,950
Real Estate Investment Trusts—6.4%
Archstone-Smith Operating Trust,
Notes	3.00	6/15/08	1,000,000	955,498
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	180,000 [b]	171,517
Archstone-Smith Operating Trust,
Notes	5.63	8/15/14	340,000	334,657

The Fund 21

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Arden Realty,
Notes	5.25	3/1/15	1,655,000	1,603,399
Boston Properties,
Sr. Notes	5.63	4/15/15	810,000	790,331
Brandywine Operating Partnership,
Gtd. Notes	5.96	4/1/09	1,800,000 [e]	1,802,561
Duke Realty,
Notes	3.50	11/1/07	925,000	899,911
Duke Realty,
Sr. Notes	5.25	1/15/10	1,190,000	1,169,634
EOP Operating,
Notes	6.11	10/1/10	775,000 [e]	782,984
EOP Operating,
Notes	6.76	6/15/07	2,370,000	2,390,702
EOP Operating,
Sr. Notes	7.00	7/15/11	1,900,000	1,990,379
ERP Operating,
Notes	4.75	6/15/09	560,000	548,493
ERP Operating,
Notes	5.13	3/15/16	825,000	774,078
Federal Realty Investment Trust,
Notes	6.00	7/15/12	570,000	576,115
Healthcare Realty Trust,
Sr. Notes	5.13	4/1/14	2,820,000	2,632,416
HRPT Properties Trust,
Sr. Unscd. Notes	5.94	3/16/11	2,700,000 [e]	2,705,986
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	1,600,000	1,554,678
Mack-Cali Realty,
Notes	5.25	1/15/12	580,000	562,714
National Retail Properties,
Sr. Unscd. Notes	6.15	12/15/15	1,100,000	1,076,871
Regency Centers,
Gtd. Notes	5.25	8/1/15	1,450,000	1,372,828
Simon Property Group,
Notes	4.60	6/15/10	1,098,000	1,060,778
Simon Property Group,
Notes	4.88	8/15/10	850,000	829,831

22

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment
Trusts (continued)
Socgen Real Estate,
Bonds	7.64	12/29/49	4,600,000 [a,e]	4,703,942
				31,290,303
Residential Mortgage
Pass-Through Ctfs.—6.6%
American General Mortgage Loan
Trust, Ser. 2006-1, Cl. A1	5.75	12/25/35	1,328,106 [a,e]	1,325,825
Banc of America Mortgage
Securities, Ser. 2001-4, Cl. 2B3	6.75	4/20/31	198,535	198,153
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. M6	6.03	4/25/36	437,341 [a,e]	437,341
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B3	8.34	4/25/36	451,920 [a,e]	451,920
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF2	4.92	8/25/35	737,290 [e]	729,416
Citigroup Mortgage Loan Trust,
Ser. 2005-WF1, Cl. A5	5.01	2/25/35	1,700,000 [e]	1,631,983
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2003-8, Cl. B3	5.00	5/25/18	251,447 [a]	222,169
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2005-31 Cl. 2A1	5.53	1/25/36	1,326,031 [e]	1,316,707
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	7,113,477	7,123,083
Impac CMB Trust,
Ser. 2005-8, Cl. 2M2	6.14	2/25/36	1,404,688 [e]	1,407,023
Impac CMB Trust,
Ser. 2005-8, Cl. 2M3	6.89	2/25/36	1,129,644 [e]	1,111,545
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.74	5/25/36	744,042 [e]	745,795
IndyMac INDX Mortgage Loan Trust,
Ser. 2006-AR9, Cl. B1	6.06	6/25/36	399,921 [e]	394,722
IndyMac INDX Mortgage Loan Trust,
Ser. 2006-AR25 Cl. 4A2	6.22	9/25/36	1,500,000 [e]	1,509,375
JP Morgan Mortgage Trust,
Ser. 2005-A1, Cl. 5A1	4.48	2/25/35	829,525 [e]	802,630

The Fund 23

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	1,725,000 [e]	1,655,185
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	1,195,000 [e]	1,155,457
Washington Mutual,
Ser. 2005-AR4, Cl. A4B	4.68	4/25/35	3,325,000 [e]	3,240,262
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2005-AR1, Cl. 1A1	4.55	2/25/35	5,062,560 [e]	4,939,497
Wells Fargo Mortgage Backed
Securities Trust,
Ser. 2003-1, Cl. 2A9	5.75	2/25/33	1,800,000	1,735,112
				32,133,200
Retail—.3%
May Department Stores,
Notes	3.95	7/15/07	500,000	491,533
May Department Stores,
Gtd. Notes	5.95	11/1/08	760,000	764,590
Saks,
Gtd. Notes	8.25	11/15/08	429	442
				1,256,565
State/Government
General Obligations—2.0%
Michigan Tobacco Settlement
Finance Authority, Taxable
Tobacco Settlement
Asset-Backed Bonds	7.31	6/1/34	3,700,000	3,769,116
Michigan Tobacco Settlement
Finance Authority, Taxable
Tobacco Settlement
Asset-Backed Bonds	7.43	6/1/34	1,050,000 [e]	1,050,000
New York Counties Tobacco Trust
IV, Tobacco Settlement
Pass-Through Bonds	6.00	6/1/27	1,870,000	1,811,525

24

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Government
General Obligations (continued)
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	3,360,000	3,296,026
				9,926,667
Technology—.2%
Freescale Semiconductor,
Sr. Notes	6.88	7/15/11	860,000	877,200
Telecommunications—8.2%
AT & T,
Notes	5.26	5/15/08	2,700,000 [e]	2,702,295
Deutsche Telekom International
Finance, Gtd. Notes	5.63	3/23/09	4,715,000 [e]	4,721,493
Deutsche Telekom International
Finance, Gtd. Bonds	8.00	6/15/10	4,490,000	4,849,519
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	1,655,000	1,941,628
France Telecom,
Notes	7.75	3/1/11	1,280,000	1,387,980
Nextel Communications,
Sr. Notes, Ser. F	5.95	3/15/14	1,035,000	1,004,514
Nextel Partners,
Sr. Notes	8.13	7/1/11	1,135,000	1,193,169
Nordic Telephone Holdings,
Sr. Notes EUR	8.25	5/1/16	435,000 [a,f]	581,460
PanAmSat,
Gtd. Notes	9.00	6/15/16	975,000 [a]	1,000,594
Qwest,
Bank Note, Ser. B	6.95	6/30/10	464,000 [e]	464,000
Qwest,
Bank Note, Ser. B	6.95	6/30/10	1,858,000 [e]	1,858,000
Qwest,
Sr. Notes	7.88	9/1/11	710,000	738,400

The Fund 25

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Qwest,
Bank Note, Ser. A	8.53	6/30/07	1,560,000 [e]	1,583,400
Sprint Capital,
Gtd. Notes	8.75	3/15/32	985,000	1,203,193
Telecom Italia Capital,
Gtd. Notes	5.97	2/1/11	1,380,000 [e]	1,378,628
Telefonica Emisones,
Gtd. Notes	5.98	6/20/11	9,540,000	9,592,050
Verizon Global Funding,
Sr. Notes	5.30	8/15/07	1,825,000 [e]	1,826,500
Windstream,
Sr. Notes	8.13	8/1/13	1,435,000 [a]	1,499,575
Windstream,
Sr. Notes	8.63	8/1/16	460,000 [a]	480,700
				40,007,098
Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	990,000	974,936
Transportation—.3%
Ryder System,
Notes	3.50	3/15/09	1,435,000	1,355,505
U.S. Government Agencies/
Mortgage-Backed—23.5%
Federal Home Loan Mortgage Corp:
6.50%, 10/1/31—3/1/32			105,467	107,280
Multiclass Mortgage Participation Ctfs., REMIC,
Ser. 2586, Cl. WE 4.00%, 12/15/32			5,951,518	5,416,130
Federal National Mortgage Association:
5.00%			22,325,000 [g]	21,683,156
5.50%			16,300,000 [g]	16,037,943
6.00%			38,425,000 [g]	38,551,001
5.00%, 5/1/18			1,263,246	1,231,665
5.50%, 8/1/34—9/1/34			9,777,905	9,525,163
6.50%, 11/1/10			695	701
REMIC, Trust, Gtd. Pass-Through Ctfs.,
Ser. 2004-58, Cl. LJ, 5.00%, 7/25/34			3,669,325	3,612,671

26

Coupon	Maturity	Principal
Bonds and Notes (continued) Rate (%)	Date	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I:
Ser. 2004-25, Cl. AC, 3.38%, 1/16/23		405,061	388,117
Ser. 2005-34, Cl. A, 3.96%, 9/16/21		1,498,315	1,458,721
Ser. 2005-79, Cl. A, 4.00%, 10/16/33		1,481,442	1,431,491
Ser. 2005-50, Cl. A, 4.02%, 10/16/26		1,459,903	1,414,495
Ser. 2005-29, Cl. A, 4.02%, 7/16/27		1,848,303	1,782,615
Ser. 2005-42, Cl. A, 4.05%, 7/16/20		1,712,117	1,666,577
Ser. 2005-67, Cl. A, 4.22%, 6/16/21		1,327,106	1,295,281
Ser. 2005-59, Cl. A, 4.39%, 5/16/23		1,422,653	1,390,814
Ser. 2005-32, Cl. B, 4.39%, 8/16/30		3,420,000	3,326,463
Ser. 2004-39, Cl. LC, 5.50%, 12/20/29		4,800,000	4,767,847
Government National Mortgage Association II:
4.50%, 7/20/30		99,628 [e]	99,414
6.50%, 2/20/31—7/20/31		356,824	363,288
7.00%, 11/20/29		987	1,014
			115,551,847
U.S. Government Securities—34.1%
U.S. Treasury Bonds
4.50%, 2/15/36		7,690,000 [h]	7,021,331
U.S. Treasury Notes
4.88%, 7/31/11		160,825,000 [h]	160,649,218
			167,670,549
Total Bonds and Notes
(cost $729,246,513)			724,676,936

Preferred Stocks—.3%		Shares	Value ($)

Banking—.2%
Sovereign Capital Trust IV,
Conv., Cum., $2.1875		15,500	697,500
Diversified Financial Services—.1%
AES Trust VII,
Conv., Cum., $3.00		10,850	537,075
Total Preferred Stocks
(cost $1,293,675)			1,234,575

The Fund 27

STATEMENT OF INVESTMENTS (continued)
	Face Amount
	Covered by
Options—.1%	Contracts ($)	Value ($)

Call Options—.1%
12-Month Euribor Interest Swap,
5.223%, March 2007 @ 4.488	35,280,000	41,380
Dow Jones CDX.EM.5
August 2006 @ .9805	9,000,000	153,000
Dow Jones CDX.EM.5
August 2006 @ .982	15,100,000	212,910
		407,290
Put Options—.0%
3-Month Capped USD Libor-BBA
Interest Rate June 2007 @ 5.75	94,745,000	34,068
5-Year Euribor Interest Swap
May 2007 @ 4.1785	8,954,000	61,870
		95,938
Total Options
(cost $575,203)		503,228

	Principal
Short-Term Investments—2.2%	Amount ($)	Value ($)

U.S. Treasury Bills:
4.72%, 9/7/06	550,000 [i]	547,288
4.85%, 9/21/06	9,000,000	8,938,890
4.92%, 10/12/06	1,365,000	1,351,746
Total Short-Term Investments
(cost $10,837,049)		10,837,924

Other Investment—1.1%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,486,000)	5,486,000 [j]	5,486,000

28

Investment of Cash Collateral
for Securities Loaned—3.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $18,358,450)	18,358,450 [j]	18,358,450

Total Investments (cost $765,796,890)	155.2%	761,097,113
Liabilities, Less Cash and Receivables	(55.2%)	(270,767,809)
Net Assets	100.0%	490,329,304

[a]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities amounted to $73,777,690, or 15.0% of net assets.
[b]	All or a portion of these securities are on loan. At July 31, 2006, the total market value of the fund’s securities on loan is $18,065,566 and the total market value of the collateral held by the fund is $18,358,450.
[c]	Non-income producing—security in default.
[d]	The value of this security has been determined in good faith under the direction of the Board of Directors.
[e]	Variable rate security—interest rate subject to periodic change.
[f]	Principal amount stated in U.S. Dollars unless otherwise noted. BRL—Brazilian Real EUR—Euro MXN—
Mexican New Peso
[g]	Purchased on a forward commitment basis.
[h]	Purchased on a delayed delivery basis.
[i]	All or partially held by a broker as collateral for open financial futures positions.
[j]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government & Agencies	57.6	State/Government General Obligations	2.0
Corporate Bonds	57.0	Preferred Stocks	.3
Asset/Mortgage-Backed	28.6	Futures/Options/Swaps/
Short-Term/Money		Forward Currency
Market Investments	7.1	Exchange Contracts	(.3)
Foreign/Governmental	2.5		154.8

† Based on net assets.
See notes to financial statements.

The Fund 29

STATEMENT OF FINANCIAL FUTURES
July 31, 2006

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2006 ($)

Financial Futures Short
U.S. Treasury 10 Year Notes	305	(32,339,531)	September 2006	(300,640)

See notes to financial statements.
STATEMENT OF OPTIONS WRITTEN
July 31, 2006

	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options
Dow Jones CDX.IG.6
September 2006 @ .45	23,920,000	(46,237)
Dow Jones CDX.EM.5
August 2006 @ .99	18,000,000	(180,000)
Dow Jones CDX.EM.5
August 2006 @ .9915	30,200,000	(202,340)
U.S. Treasury 10 Year Notes
August 2006 @ 107	27,500,000	(30,080)
		(458,657)
Put Options
12-Month Euribor Interest Swap
5.223% March 2007 @ 5.973	35,280,000	(104,951)
Dow Jones CDX.IG.6
September 2006 @ .45	23,920,000	(17,199)
U.S. Treasury 10 Year Notes
August 2006 @ 103	27,500,000	(4,298)
		(126,448)
Total Options
(Premiums received $466,448)		(585,105)

See notes to financial statements.
30

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,065,566)—Note 1(c):
Unaffiliated issuers	741,952,440	737,252,663
Affiliated issuers	23,844,450	23,844,450
Cash denominated in foreign currencies	105,156	107,065
Receivable for investment securities sold		176,828,233
Dividends and interest receivable		5,285,991
Receivable from broker from swap transactions—Note 4		1,101,976
Unrealized appreciation on swaps—Note 4		393,854
Swaps premium paid		237,051
Receivable for shares of Common Stock subscribed		150,630
Unrealized appreciation on forward currency exchange contracts—Note 4		81,625
Prepaid expenses		15,891
		945,299,429

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		254,267
Cash overdraft due to Custodian		107,639,292
Payable for investment securities purchased		325,834,147
Liability for securities on loan—Note 1(c)		18,358,450
Unrealized depreciation on swaps—Note 4		1,155,727
Payable for shares of Common Stock redeemed		730,548
Outstanding options written, at value (premiums received
$466,448)—See Statement of Options Written—Note 4		585,105
Payable for futures variation margin—Note 4		146,024
Payable to broker from swaps opened—Note 4		10,609
Unrealized depreciation on forward currency exchange contracts—Note 4		8,940
Accrued expenses		247,016
		454,970,125

Net Assets ($)		490,329,304

Composition of Net Assets ($):
Paid-in capital		514,647,844
Accumulated undistributed investment income—net		2,637,000
Accumulated net realized gain (loss) on investments		(21,162,264)
Accumulated net unrealized appreciation (depreciation) on investments, options, swap transactions and foreign currency transactions
[including ($300,640) net unrealized (depreciation) on financial futures]		(5,793,276)

Net Assets ($)		490,329,304

Net Asset Value Per Share
	Investor Shares	Institutional Shares

Net Assets ($)	458,855,960	31,473,344
Shares Outstanding	37,167,953	2,549,857

Net Asset Value Per Share ($)	12.35	12.34

See notes to financial statements.

The Fund 31

STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income ($):
Interest	25,733,230
Dividends:
Unaffiliated issuers	71,300
Affiliated issuers	179,834
Income from securities lending	17,370
Total Income	26,001,734
Expenses:
Management fee—Note 3(a)	2,336,820
Shareholder servicing costs—Note 3(b)	2,009,421
Professional fees	70,277
Custodian fees—Note 3(b)	60,580
Prospectus and shareholders’ reports	55,960
Registration fees	29,114
Directors’ fees and expenses—Note 3(c)	13,356
Loan commitment fees—Note 2	105
Miscellaneous	45,057
Total Expenses	4,620,690
Less—reduction in management fee due to
undertaking—Note 3(a)	(544,771)
Less—expense reduction in custody fees
due to earnings credits—Note 1(c)	(11,122)
Net Expenses	4,064,797
Investment Income—Net	21,936,937

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,757,447)
Net realized gain (loss) on forward currency exchange transactions	31,544
Net realized gain (loss) on financial futures	(2,075,346)
Net realized gain (loss) on options transactions	739,079
Net realized gain (loss) on swap transactions	1,727,628
Net Realized Gain (Loss)	(9,334,542)
Net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $455,626 net unrealized appreciation on financial futures)	(2,363,159)
Net Realized and Unrealized Gain (Loss) on Investments	(11,697,701)
Net Increase in Net Assets Resulting from Operations	10,239,236

See notes to financial statements.
32

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2006	2005

Operations ($):
Investment income—net	21,936,937	22,281,441
Net realized gain (loss) on investments	(9,334,542)	19,603,367
Net unrealized appreciation
(depreciation) on investments	(2,363,159)	(2,950,913)
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,239,236	38,933,895

Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(22,849,510)	(25,488,232)
Institutional Shares	(1,381,927)	(1,014,518)
Net realized gain on investments:
lnvestor Shares	(2,832,114)	—
Institutional Shares	(162,146)	—
Total Dividends	(27,225,697)	(26,502,750)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	78,528,146	98,988,495
Institutional Shares	11,044,482	26,171,379
Dividends reinvested:
Investor Shares	23,080,078	23,228,324
Institutional Shares	166,374	20,981
Cost of shares redeemed:
Investor Shares	(157,878,749)	(280,490,905)
Institutional Shares	(6,257,458)	(1,794,572)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(51,317,127)	(133,876,298)
Total Increase (Decrease) in Net Assets	(68,303,588)	(121,445,153)

Net Assets ($):
Beginning of Period	558,632,892	680,078,045
End of Period	490,329,304	558,632,892
Undistributed investment income—net	2,637,000	5,286,274

The Fund 33

STATEMENT OF CHANGES IN NET ASSETS (continued)
		Year Ended July 31,

	2006	2005

Capital Share Transactions:
Investor Shares
Shares sold	6,278,917	7,749,229
Shares issued for dividends reinvested	1,847,048	1,815,876
Shares redeemed	(12,627,666)	(21,960,902)
Net Increase (Decrease) in Shares Outstanding	(4,501,701)	(12,395,797)

Institutional Shares
Shares sold	894,160	2,061,115
Shares issued for dividends reinvested	13,285	1,641
Shares redeemed	(507,206)	(140,695)
Net Increase (Decrease) in Shares Outstanding	400,239	1,922,061

See notes to financial statements.
34

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Investor Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.75	12.53	12.86	12.42	13.22
Investment Operations:
Investment income—net [b]	.53	.46	.46	.56	.72
Net realized and unrealized
gain (loss) on investments	(.28)	.31	(.01)[c]	.51	(.64)
Total from Investment Operations	.25	.77	.45	1.07	.08
Distributions:
Dividends from investment income—net	(.58)	(.55)	(.54)	(.63)	(.76)
Dividends from net realized
gain on investments	(.07)	—	(.24)	—	(.12)
Total Distributions	(.65)	(.55)	(.78)	(.63)	(.88)
Net asset value, end of period	12.35	12.75	12.53	12.86	12.42

Total Return (%)	2.05	6.24	3.59	8.64	.64

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.89	.90	.90	.86
Ratio of net expenses to average net assets	.80	.80	.80	.82	.70
Ratio of net investment income
to average net assets	4.21	3.63	3.56	4.34	5.58
Portfolio Turnover Rate	439.09[d]	644.23[d]	801.49[d]	838.50	474.20

Net Assets, end of period ($ x 1,000)	458,856	531,232	677,228	831,818	738,618

[a] As of August 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to August 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the fiscal year ended July 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 3.51% to 3.56%. Per share data and ratios/supplemental data for periods prior to August 1,
2003 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding at each month end.
[c] In addition to the net realized and unrealized gain on investments as shown in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2006, July 31,
2005 and July 31, 2004, were 270.18%, 521.83% and 718.14%, respectively.

See notes to financial statements.

The Fund 35

FINANCIAL HIGHLIGHTS (continued)
		Year Ended July 31,

Institutional Shares	2006	2005	2004 [a]	2003	2002

Per Share Data ($):
Net asset value, beginning of period	12.75	12.52	12.85	12.41	13.22
Investment Operations:
Investment income—net [b]	.56	.51	.49	.63	.76
Net realized and unrealized
gain (loss) on investments	(.28)	.30	.00[c]	.48	(.66)
Total from Investment Operations	.28	.81	.49	1.11	.10
Distributions:
Dividends from investment income—net	(.62)	(.58)	(.58)	(.67)	(.79)
Dividends from net realized
gain on investments	(.07)	—	(.24)	—	(.12)
Total Distributions	(.69)	(.58)	(.82)	(.67)	(.91)
Net asset value, end of period	12.34	12.75	12.52	12.85	12.41

Total Return (%)	2.35	6.40	3.88	9.07	.81

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.55	.53	.53	.53
Ratio of net expenses to average net assets	.51	.53	.52	.50	.45
Ratio of net investment income
to average net assets	4.48	3.86	3.85	4.88	5.80
Portfolio Turnover Rate	439.09[d]	644.23[d]	801.49[d]	838.50	474.20

Net Assets, end of period ($ x 1,000)	31,473	27,401	2,850	4,470	7,976

[a]	As of August 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to August 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the fiscal year ended July 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.80% to 3.85%. Per share data and ratios/supplemental data for periods prior to August 1, 2003 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended July 31, 2006, July 31,
2005 and July 31, 2004, were 270.18%, 521.83% and 718.14%, respectively.
See notes to financial statements.

36

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares which are sold to the public without a sales charge.The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-

38

the-counter are priced at the mean between the bid and the asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

40

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At July 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,741,939, accumulated capital losses $10,581,010 and unrealized depreciation $7,806,939. In addition, the fund had $8,476,033 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2006. If not applied, $3,468,128 of the carryover expires in fiscal 2012, $5,388,717 expires in fiscal 2013 and $1,724,165 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2006 and July 31, 2005, were as follows: ordinary income $27,225,697 and $26,502,750, respectively.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended July 31, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage backed securities, sales treatment for treasury inflation protected securities, contingent deferred debt securities and foreign currency transactions, the fund decreased accumulated undistributed investment income-net by $354,774, increased accumulated net realized gain (loss) on investments by $152,573 and increased paid-in capital by $202,201. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes,including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended July 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken through July 31, 2006 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, Shareholder Service Plan fees and extraordinary expenses exceed .55% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $544,771 during the period ended July 31, 2006.

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder

42

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2006, Investor Shares were charged $1,228,499 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2006, the fund was charged $142,123 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2006, the fund was charged $60,580 pursuant to the custody agreement.

During the period ended July 31, 2006, the fund was charged $4,253 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $185,636, shareholder services plan fees $96,956, custodian fees $15,477, chief compliance officer fees $1,516 and transfer agency per account fees $32,032, which are offset against an expense reimbursement currently in effect in the amount of $77,350.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, option transactions, financial futures, forward currency exchange contracts and swap transactions, during the period ended July 31, 2006, amounted to $3,019,562,689 and $2,885,951,476, respectively, of which $1,109,207,216 in purchases and $1,110,146,823 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

44

In addition, the following summarizes the fund’s call/put options written for the period ended July 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain/(Loss) ($)

Contracts outstanding
July 31, 2005	72,840,000	319,547
Contracts written	1,988,067,000	1,605,444
Contracts terminated:
Closed	108,927,000	170,412	416,112	(245,700)
Expired	1,684,551,000	1,171,202	—	1,171,202
Exercised	81,109,000	116,929	116,929	—
Total contracts
terminated	1,874,587,000	1,458,543	—	925,502
Contracts outstanding
July 31, 2006	186,320,000	466,448		925,502

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading.Typically,vari-ation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2006 are set forth in the Statement of Financial Futures.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the con-

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

tract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at July 31, 2006:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation/
Exchange Contracts	Amounts	Cost ($)	Value ($)	Depreciation ($)

Purchases:
Euro, expiring 8/2/2006	931,848	1,189,690	1,195,840	6,150
Icelandic Krona, expiring
10/11/2006	95,967,000	1,245,215	1,320,690	75,475
Sales:		Proceeds ($)
Euro, expiring
9/20/2006	1,390,000	1,774,233	1,781,424	(7,191)
Euro, expiring
10/11/2006	971,685	1,245,214	1,246,963	(1,749)
Total				72,685

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

46

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount.The following summarizes interest rate swaps entered into by the fund at July 31, 2006:

					Unrealized
Notional	Reference		Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

35,420,000	USD-3 month
	LIBOR BBA	Merrill Lynch	5.43	6/8/2008	12,228
13,433,000	USD-3 month
	LIBOR BBA	Merrill Lynch	4.17	5/13/2008	(304,234)
					(292,006)

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the portfolio is receiving a fixed rate, the portfolio is providing credit protection on the underlying instrument.The following summarizes open credit default swaps entered into by the fund at July 31, 2006:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

2,813,000	Alcoa, 6.5%,
	6/1/2011	UBS Warburg	(.52)	6/20/2010	(35,262)
1,050,000	Allstate, 7.2%,	J.P. Morgan
	12/1/2009	Chase Bank	(.39)	6/20/2016	(3,240)
3,980,000	Allstate, 7.2%,
	12/1/2009	Merrill Lynch	(.35)	6/20/2016	(31)
3,030,000	BellSouth, 6%,	Bear Stearns
	10/15/2011	& Co	(.62)	3/20/2016	331
1,975,000	BellSouth, 6%,	Deutsche
	10/15/2011	Bank	(.62)	3/20/2016	216
3,600,000	Structured	Morgan
	Index	Stanley	(.70)	6/20/2013	(12,397)
3,600,000	Structured	Morgan
	Index	Stanley	2.25	6/20/2016	3,247
11,006,000	Dow Jones	Deutsche
	CDX.EM.5	Bank	(1.35)	6/20/2011	(177,704)
2,098,000	Dow Jones	J.P. Morgan
	CDX.EM.5	Chase Bank	(1.35)	6/20/2011	(31,860)
2,161,000	CenturyTel,
	7.875%, 8/15/2012	Citigroup	(1.16)	9/20/2015	(10,424)

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)
					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

626,000	CenturyTel,	Morgan
	7.875%, 8/15/2012	Stanley	(1.15)	9/20/2015	(2,580)
5,030,000	Chubb, 6%,	Bear Stearns
	11/15/2011	& Co	(.36)	6/20/2016	(11,836)
3,250,000	CMLTI 2006-WMC1
	M8, 6.71%,	Morgan
	12/25/2035	Stanley	(1.20)	12/25/2035	(13,108)
2,813,000	ConocoPhilips,
	4.75%, 10/15/2012	UBS Warburg	(.29)	6/20/2010	(9,702)
1,401,000	GMAC, 6.875%,	Morgan
	8/28/2012	Stanley	2.00	9/20/2006	5,686
3,250,000	JPMAC 2005-FRE1,
	CL.M8, 6.62%,	Morgan
	10/25/2035	Stanley	(1.17)	10/25/2035	(8,952)
9,545,000	JPMCC 2006-CB15,
	CL.AJ, 5.89%,
	6/12/43	Merrill Lynch	(.13)	6/20/2016	(385)
1,691,000	Koninklijke KPN	Lehman
	N.V., 8%, 10/1/2010	Brothers	(.80)	12/20/2010	(12,321)
840,000	Koninklijke KPN N.V.,	Morgan
	8%, 10/1/2010	Stanley	(.77)	12/20/2010	(5,118)
3,250,000	MABS Trust,
	2005-WMC1, CL. M8	J.P. Morgan
	3/25/2035	Chase Bank	(1.18)	4/25/2009	(6,479)
4,800,000	United Mexican
	States, 7.5%,
	4/8/33	UBS Warburg	(1.00)	7/20/2016	(51,515)
5,618,000	Morgan Stanley,
	6.6%, 4/1/2012	UBS Warburg	(.62)	6/20/2015	(97,134)
1,317,000	Nucor, 4.875%,	Bear Stearns
	10/1/2012	& Co	(.40)	6/20/2010	(12,991)
4,800,000	South Africa
	Government, 8.5%,
	6/23/2017	UBS Warburg	.97	7/20/2016	55,573
2,400,000	Telekom
	Finanzmanagement,
	5%, 7/22/13	UBS Warburg	(.82)	9/20/2016	(5,035)
1,510,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.72)	6/20/2016	(28,015)
1,830,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.46)	6/20/2016	(17,619)
900,000	VF, 8.5%,	Morgan
	10/1/2010	Stanley	(.45)	6/20/2011	(8,249)
2,700,000	VF, 8.5%,
	10/1/2010	UBS Warburg	(.45)	6/20/2011	(24,746)
2,955,000	Verizon Global
	Funding, 7.25%,
	12/01/2010	Citigroup	(1.08)	9/20/2016	15,467
1,795,000	Verizon Global
	Funding, 7.25%,
	12/01/2010	Citigroup	(1.11)	9/20/2016	5,431

48

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	(Depreciation)($)

2,400,000	Wolters Kluwer,
	5.125%, 1/27/14	UBS Warburg	(.92)	9/20/2016	(19,204)
3,918,000	Dow Jones
	CDX.NA.IG.4	Citigroup	(.71)	6/20/2010	(83,726)
2,560,000	Dow Jones
	CDX.NA.IG.4	Morgan Stanley	(.69)	6/20/2010	(52,835)
2,580,000	Dow Jones
	CDX.NA.IG.4	Citigroup	(.69)	6/20/2010	(53,248)
4,409,700	Dow Jones
	CDX.NA.IG.4	Morgan Stanley	(.35)	6/20/2010	(37,030)
2,776,300	Dow Jones
	CDX.NA.IG.4	Merrill Lynch	(.31)	6/20/2010	(18,747)
					(765,542)

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount.To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty, respec-tively.The following summarizes total return swaps entered into by the portfolio at July 31, 2006:

Notional	Reference		(Pay)		Unrealized
Amount ($)	Entity	Counterparty	Fixed Rate (%)	Expiration	Appreciation($)

13,731,000	Emerging Markets
	Bond Index Plus	J.P. Morgan
	@369.025	Chase Bank	(4.55)	11/14/2006	295,675

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At July 31, 2006, the cost of investments for federal income tax purposes was $768,304,420; accordingly, accumulated net unrealized depreciation on investments was $7,207,307, consisting of $3,312,146 gross unrealized appreciation and $10,519,453 gross unrealized depreciation.

The Fund 49

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written, of Dreyfus Intermediate Term Income Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.) as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of July 31, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York September 12, 2006
50

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 0.37% of the ordinary dividends paid during the fiscal year ended July 31, 2006 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $71,300 represents the maximum amount that may be considered qualified dividend income.Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns. Also, the fund hereby designates 91.71% of ordinary income dividends paid during the fiscal year ended July 31, 2006 as qualifying “interest related dividends”.

The Fund 51

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
M A N A G E M E N T A G R E E M E N T	(Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through July 29,2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Investor Shares and placed significant emphasis on comparisons to a group of retail no-load intermediate investment-

52

grade debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail no-load intermediate investment grade debt funds excluding outliers (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2006. The Board members noted that the fund’s total return performance was above the Performance Group and Performance Universe medians for each period except the five-year period, and that the fund’s yield performance was above the Performance Group and Performance Universe medians for all periods.The Board also provided the Board with the fund’s total return, quartile, percentile and rank of the fund’s total return within its Lipper category (as provided by Lipper) for certain other periods ended May 31, 2006, which generally were consistent with the relative total return information provided by Lipper.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to comparable group of funds (the “Expense Group”) and broader group of funds (the “Expense Universe”),each selected and provided by Lipper.The Board members noted that the fund’s contractual management fee was at the Expense Group median, but that the actual management was fee lower than the Expense Group and Expense Universe medians due to the undertaking by Dreyfus to limit the fund’s expense ratio.The Board noted that the expense ratio for the fund was higher than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates, with similar investment

The Fund 53

INFORMATION ABOUT THE	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’ S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

54

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangements and its effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, including Dreyfus’ undertaking to limit the fund’s expense ratio (which reduced the expense ratio of the fund), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

The Fund 55

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND ’ S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

56

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————
Clifford L. Alexander, Jr. (72)
Board Member (2003)

Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (78)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 37

The Fund 57

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 80

———————
Whitney I. Gerard (71)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 35

———————
George L. Perry (72)
Board Member (1992)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

58

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 59

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

60

For More		Information

Dreyfus		Transfer Agent &
Intermediate		Dividend Disbursing Agent
Term Income Fund
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
33	Notes to Financial Statements
44	Report of Independent Registered
Public Accounting Firm
45	Important Tax Information
46	Information About the Review and Approval
of the Fund’s Management Agreement
51	Board Members Information
53	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Short Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Short Term Income Fund, covering the 12-month period from August 1, 2005, through July 31, 2006.

After a long period of remarkable resilience, the U.S. bond market encountered heightened volatility during the spring and summer of 2006, as investors reacted to each new release of economic data or comment from members of the Federal Reserve Board (the “Fed”). The economic data often painted a contradictory picture, sometimes suggesting that inflationary pressures were increasing and, at other times, seeming to point to milder economic growth. Finally, at its August 8 meeting, the Fed did what many anticipated and paused its tightening campaign, holding the overnight rate at 5.25% .

In the judgment of our Chief Economist, Richard Hoey, the U.S. economy appears to be moving into a slower-growth phase, which should help alleviate recent inflationary pressures and limit the need for additional rate hikes. However, a number of economic uncertainties remain. Indicators that could alter the Fed’s inflation and economic forecasts include the extent of softness in the U.S. housing market, unexpected changes in consumer spending, the persistence of recent productivity growth and the strength of the U.S. dollar relative to other major currencies. As always, we encourage you to discuss these and other investment-related issues with your financial advisor, who can help you prepare for the challenges and opportunities that may lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Catherine Powers, Portfolio Manager

How did Dreyfus Premier Short Term Income Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2006, the fund achieved total returns of 1.81% for Class B shares, 2.48% for Class D shares and 2.46% for Class P shares.1 In comparison, the fund’s benchmark, the Merrill Lynch 1-5 Year Corporate/Government Index (the “Index”), achieved a total return of 2.60% for the same period.2

On March 24, 2006, the fund’s Class A shares were reclassified as Class D shares.This reclassification had no impact on the fund’s portfolio.

Bond yields moved higher and prices declined over the reporting period due to heightened inflation concerns in a strong economic environment. The fund’s returns were slightly lower than the benchmark, which does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund seeks to maximize total returns consisting of capital appreciation and current income.To pursue this goal, the fund invests at least 80% of its assets in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus.This may include: U.S. government bonds and notes; corporate bonds; municipal bonds; convertible securities; preferred stocks; inflation-indexed securities; asset-backed securities; mortgage-related securities (including CMOs) and foreign bonds. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds).Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

As it had since June 2004, the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates throughout the reporting period, driving the overnight federal funds rate from 3.25% to 5.25% . The U.S. economy continued to grow at a fairly robust pace, despite headwinds such as the Gulf Coast hurricanes in the fall of 2005, volatile energy prices and rising borrowing costs.

Despite hints of a pause in rate hikes early in 2006, hawkish comments in May by Fed Chairman Bernanke and other Fed governors were interpreted as a signal that interest rates might move higher than previously expected.At the same time, prices of energy supplies and many commodities moved higher, sparking renewed inflation concerns.

In this environment, most fixed-income sectors still modestly outperformed comparable U.S. Treasury securities for the reporting period overall. Given their incremental yield advantage, lower-quality high yield and emerging market bonds posted stronger excess returns versus Treasuries. However, the emerging market sector did give up some of their robust gains as fears of more rate hikes by the Fed and central banks abroad resulted in significant selling pressure.

Our security selection strategy among investment-grade corporate bonds proved to be particularly successful. During a period of high event risk characterized by leveraged buyouts and mega-mergers, we avoided issuers engaged in activities we considered unfriendly to bondholders. We focused instead on regulated issuers, such as banks, brokers, real estate investment trusts and utilities, that are less likely to announce leveraged buyouts.

The fund benefited from an overweight allocation in commercial mortgages and asset-backed securities.The positions in high yield and emerging market bonds also contributed positively to performance.At times during the reporting period, we made tactical allocations to Treasury Inflation Protected Securities, which benefited from high

4

inflation accruals and rising inflation expectations. Finally, the fund profited from non-dollar positions in Europe and Japan, which capitalized on rising interest rates abroad.

For most of the reporting period, we maintained a “bulleted” yield-curve strategy that focused on bonds in the two- to five-year maturity range in anticipation of a steeper yield curve. However, this strategy detracted mildly from performance as the yield curve persisted in flattening as the Fed continued to raise short-term interest rates.

What is the fund’s current strategy?

At its meeting on August 8, the Fed left short-term interest rates unchanged, the first pause after more than two years of steady rate hikes. In our view, monetary policy is now well within the neutral range, and the Fed is waiting to see the effects of its previous moves on inflation and the economy. Accordingly, we recently lengthened the fund’s average duration toward a position that is slightly longer than the Index, and we have retained the fund’s bulleted yield-curve positioning in anticipation of a steeper yield curve. In addition, we have maintained a defensive posture in corporate bonds given high event risk, and we have sought added yield in high-quality sectors, including asset-backed and commercial mortgage-backed securities.

August 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch 1-5 Year Corporate/Government Index is a
market value-weighted index that tracks the performance of publicly placed, non-convertible, fixed-rate, coupon-bearing, investment-grade U.S. domestic debt. Maturities of the securities range from one to five years.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Short Term Income
Fund Class B shares, Class D shares and Class P shares and the Merrill Lynch 1-5 Year
Corporate/Government Index
† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class B, Class D and Class P shares of Dreyfus Premier
Short Term Income Fund on 7/31/96 to a $10,000 investment made in the Merrill Lynch 1-5 Year
Corporate/Government Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B and Class P shares represent the performance of the fund’s Class D shares for periods prior to
November 1, 2002 (the inception date for Class B and Class P shares), and is adjusted to reflect the applicable sales load of that class. Performance for Class B and Class P shares do not include differences in distribution/servicing fees prior to November1, 2002, which would have lowered the performance for Class B and Class P shares.
As of March 24, 2006, the fund’s Class A shares have been reclassified as Class D shares.The fund invests primarily in debt securities and securities with debt-like characteristics of domestic and foreign issuers and maintains an average effective maturity and an average effective duration of three years or less.The Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds with maturities greater than or equal to one year and less than five years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/06
	1 Year	5 Years	10 Years

Class B shares
with applicable redemption charge †	(2.12)%	1.19%	4.74%
without redemption	1.81%	1.53%	4.74%
Class D shares	2.48%	1.97%	4.74%
Class P shares	2.46%	2.03%	4.76%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class B and Class P shares shown in the table include the performance of Class D shares for periods prior to November 1, 2002, and are adjusted to reflect the applicable sales load of that class but do not include current distribution/servicing fees of each share class prior to that date. Performance for Class B shares assumes the conversion of Class B shares to Class D shares at the end of the sixth year following the date of purchase.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class D shares.

The Fund 7

U N D E R S TA N D I N G	YO U R	F U N D ’ S	E X P E N S E S	( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Short Term Income Fund from February 1, 2006 to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2006
	Class B	Class D	Class P

Expenses paid per $1,000 †	$ 7.72	$ 4.39	$ 4.49
Ending value (after expenses)	$1,009.90	$1,013.30	$1,012.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2006

	Class B	Class D	Class P

Expenses paid per $1,000 †	$ 7.75	$ 4.41	$ 4.51
Ending value (after expenses)	$1,017.11	$1,020.43	$1,020.33

† Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class B, .88% for Class D and .90% for Class P; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—109.0%	Rate (%)	Date	Amount ($)	Value ($)

Aerospace & Defense—.1%
L-3 Communications,
Sr. Sub. Notes, Ser. B	6.38	10/15/15	250,000	241,250
Agricultural—.9%
Altria Group,
Notes	7.20	2/1/07	3,035,000	3,050,746
Airlines—.0%
US Airways,
Enhanced Equip. Notes,
Ser. CL C	8.93	10/15/09	1,092,319 [a,b]	109
Asset-Backed Ctfs./
Automobile Receivables—4.9%
DaimlerChrysler Auto Trust,
Ser. 2005-B, Cl. A4	4.20	7/8/10	1,842,000	1,803,569
Ford Credit Auto Owner Trust,
Ser. 2005-B, Cl. B	4.64	4/15/10	1,500,000	1,473,035
Nissan Auto Receivables Owner
Trust, Ser. 2006-A, Cl. A1	4.66	2/15/07	636,569	636,458
USAA Auto Owner Trust,
Ser. 2006-1, Cl. A2	5.03	11/7/08	2,690,000	2,685,947
WFS Financial Owner Trust,
Ser. 2003-3, Cl. A4	3.25	5/20/11	6,991,372	6,891,834
WFS Financial Owner Trust,
Ser. 2005-2, Cl. B	4.57	11/19/12	2,500,000	2,459,100
				15,949,943
Asset-Backed Ctfs./Credit Cards—.5%
Capital One Multi-Asset Execution
Trust, Ser. 2004-C1, Cl. C1	3.40	11/16/09	1,800,000	1,782,172
Asset-Backed Ctfs./
Home Equity Loans—4.9%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	1,225,000 [c]	1,208,351
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	1,985,000 [c]	1,894,929
Bear Stearns Asset Backed
Securities, Ser. 2005-TC1, Cl. A1	5.50	5/25/35	64,825 [c]	64,825
Conseco Finance Home Loan Trust,
Ser. 2000-E, Cl. A5	8.02	8/15/31	1,909,173 [c]	1,941,171
Credit-Based Asset Servicing
and Securitization,
Ser. 2005-CB7, Cl. AF1	5.21	11/25/35	1,345,891 [c]	1,337,946

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Credit-Based Asset Servicing
and Securitization,
Ser. 2005-CB8, Cl. AF1B	5.45	12/25/35	1,375,488 [c]	1,367,853
Credit-Based Asset Servicing
and Securitization,
Ser. 2006-CB2, Cl. AF1	5.72	12/25/36	434,862 [c]	433,225
Morgan Stanley ABS Capital I,
Ser. 2005-WMC3, Cl. A2A	5.48	3/25/35	35,299 [c]	35,321
Ownit Mortgage Loan Asset Backed
Ctfs., Ser. 2006-1, Cl. AF1	5.42	12/25/36	1,441,522 [c]	1,432,312
Residential Asset Mortgage
Products, Ser. 2004-RS12, Cl. AII1	5.52	6/25/27	83,511 [c]	83,568
Residential Asset Mortgage
Products, Ser. 2003-RS9, Cl. MI1	5.80	10/25/33	1,100,000 [c]	1,087,502
Residential Asset Securities,
Ser. 2006-EMX3, Cl. A1	5.45	4/25/36	1,011,933 [c]	1,012,637
Residential Asset Securities,
Ser. 2003-KS7, Cl. MI3	5.75	9/25/33	450,000	438,794
Residential Funding Mortgage
Securities II, Ser. 2005-HI3, Cl. A2	5.09	9/25/35	600,000	593,929
Residential Funding
Mortgage Securities II,
Ser. 2006-HSA2, Cl. AI2	5.50	3/25/36	275,000 [c]	273,847
Residential Funding Mortgage
Securities II, Ser. 2006-HI1, Cl. M4	6.26	2/25/36	613,000 [c]	608,267
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M3	5.83	5/25/35	525,000 [c]	516,359
Specialty Underwriting &
Residential Finance,
Ser. 2006-BC2, Cl. A2A	5.45	2/25/37	1,818,638 [c]	1,819,883
				16,150,719
Asset-Backed Ctfs./
Manufactured Housing—.3%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	804,362	833,160

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Auto Manufacturing—.4%
DaimlerChrysler NA Holding,
Gtd. Notes	4.05	6/4/08	960,000	932,160
DaimlerChrysler NA Holding,
Notes	4.88	6/15/10	285,000	274,844
				1,207,004
Automotive, Trucks & Parts—.1%
Johnson Controls,
Sr. Notes	5.25	1/15/11	215,000	211,031
Banking—9.6%
Bank of Scotland,
Bonds	7.00	11/29/49	550,000 [c,d]	557,844
Charter One Bank NA,
Sr. Notes	5.50	4/26/11	1,435,000	1,434,790
Chevy Chase Bank FSB,
Sub. Notes	6.88	12/1/13	590,000	597,375
Colonial Bank NA/Montgomery AL,
Sub. Notes	6.38	12/1/15	1,000,000	1,004,516
Colonial Bank NA/Montgomery AL,
Sub. Notes	8.00	3/15/09	305,000	317,913
Fleet National Bank,
Sub. Notes	5.75	1/15/09	4,750,000	4,781,493
Glitnir Banki,
Sub. Notes	6.69	6/15/16	850,000 [c,d]	853,086
Marshall & Ilsley,
Notes	4.38	8/1/09	4,200,000	4,076,255
Resona Bank,
Notes	5.85	9/29/49	530,000 [c,d]	504,980
Shinsei Finance Cayman,
Bonds	6.42	1/29/49	555,000 [c,d]	538,566
Sovereign Bancorp,
Sr. Notes	4.80	9/1/10	1,075,000 [d]	1,038,976
Sumitomo Mitsui Banking,
Notes	5.63	7/29/49	685,000 [c,d]	651,064
Suntrust Capital II,
Bonds	7.90	6/15/27	2,270,000	2,393,129

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Banking (continued)
US Bancorp,
Sub. Notes	6.88	9/15/07	2,661,000	2,691,708
USB Capital IX,
Gtd. Notes	6.19	4/15/42	1,335,000 [c]	1,325,229
Wachovia Bank NA,
Sub. Notes	5.00	8/15/15	1,560,000 [e]	1,471,554
Washington Mutual,
Sr. Unscd. Notes	4.00	1/15/09	5,050,000	4,875,472
Wells Fargo Capital B,
Bonds	7.95	12/1/26	1,440,000 [d]	1,504,354
Western Financial Bank,
Sub. Debs.	9.63	5/15/12	580,000	640,376
				31,258,680
Building & Construction—.8%
American Standard,
Gtd. Notes	7.63	2/15/10	1,555,000	1,633,625
Centex,
Notes	4.75	1/15/08	1,090,000	1,070,808
				2,704,433
Chemicals—1.5%
Equistar Chemicals/Funding,
Gtd. Notes	10.13	9/1/08	400,000	423,000
ICI Wilmington,
Gtd. Notes	4.38	12/1/08	1,535,000	1,490,115
ICI Wilmington,
Gtd. Notes	7.05	9/15/07	300,000	304,312
Lubrizol,
Sr. Notes	4.63	10/1/09	2,945,000	2,855,039
				5,072,466
Commercial & Professional Services—.2%
Erac USA Finance,
Bonds	5.60	5/1/15	720,000 [d]	694,032
Commercial Mortgage
Pass-Through Ctfs.—7.7%
Banc of America Commercial
Mortgage, Ser. 2005-2, Cl. A2	4.25	7/10/43	1,900,000	1,866,889
Banc of America Commercial
Mortgage, Ser. 2005-6, Cl. A1	5.00	9/10/47	1,715,355	1,698,475

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Bayview Commercial Asset Trust,
Ser. 2006-SP1, Cl. A1	5.66	4/25/36	310,293 [c,d]	310,390
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. A	5.75	4/25/34	613,713 [c,d]	614,480
Bayview Commercial Asset Trust,
Ser. 2003-1, Cl. A	5.97	8/25/33	402,498 [c,d]	403,814
Bayview Commercial Asset Trust,
Ser. 2003-2, Cl. A	5.97	12/25/33	547,475 [c,d]	549,186
Bayview Commercial Asset Trust,
Ser. 2004-1, Cl. M2	6.59	4/25/34	847,051 [c,d]	860,572
Bayview Commercial Asset Trust,
Ser. 2005-4A, Cl. B2	7.79	1/25/36	673,183 [c,d]	673,183
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3	8.39	11/25/35	256,072 [c,d]	260,113
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-T20, Cl. A2	5.13	10/12/42	2,400,000 [c]	2,365,338
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. AAB	5.69	9/11/38	375,000	376,934
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A	6.13	2/15/17	2,325,000 [d]	2,391,767
Crown Castle Towers,
Ser. 2005-1A, Cl. D	5.61	6/15/35	565,000 [d]	557,332
Global Signal Trust,
Ser. 2006-1, Cl. D	6.05	2/15/36	660,000 [d]	658,887
Global Signal Trust,
Ser. 2006-1, Cl. E	6.50	2/15/36	385,000 [d]	385,379
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2005-LDP5, Cl. A1	5.04	12/15/44	1,986,018	1,966,502
JP Morgan Chase Commercial Mortgage
Securities, Ser. 2006-LDP7, Cl. ASB	5.88	4/15/45	750,000	762,672
LB-UBS Commercial Mortgage Trust,
Ser. 2002-C4, Cl. A1	3.27	9/15/26	2,437,806	2,402,913
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2	4.96	7/12/38	1,100,000	1,078,850
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	350,000	346,996

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Commercial Mortgage
Pass-Through Ctfs. (continued)
Morgan Stanley Capital I,
Ser. 2006-T21, Cl. A2	5.09	10/12/52	1,150,000	1,131,646
Washington Mutual Asset
Securities, Ser. 2003-C1A, Cl. A	3.83	1/25/35	3,712,809 [d]	3,560,452
				25,222,770
Diversified Financial Services—15.8%
American Express,
Notes	6.80	9/1/66	335,000 [c]	339,015
Ameriprise Financial,
Jr. Sub. Bonds	7.52	6/1/66	424,000 [c]	436,808
Amvescap,
Gtd. Notes	5.38	2/27/13	1,300,000	1,259,991
Amvescap,
Sr. Notes	5.90	1/15/07	1,000,000	1,001,088
Bear Stearns Cos.,
Notes	4.50	10/28/10	1,075,000	1,034,225
Boeing Capital,
Sr. Notes	7.38	9/27/10	1,170,000	1,250,915
CIT Group,
Sr. Notes	4.75	8/15/08	1,345,000	1,326,766
Citicorp,
Sub. Notes	7.25	9/1/08	3,290,000	3,402,877
Countrywide Home Loans,
Gtd. Notes, Ser. L	4.00	3/22/11	965,000	896,702
Credit Suisse USA,
Notes	4.63	1/15/08	4,000,000	3,956,868
General Electric Capital,
Notes, Ser. A	4.25	1/15/08	1,725,000 [e]	1,697,593
Glencore Funding,
Gtd. Notes	6.00	4/15/14	640,000 [d]	596,158
Goldman Sachs Group,
Notes	4.50	6/15/10	575,000	554,260
HSBC Finance Capital Trust IX,
Notes	5.91	11/30/35	2,000,000 [c]	1,951,872
Jefferies Group,
Sr. Notes	7.75	3/15/12	1,100,000	1,193,057
John Deere Capital,
Sr. Notes, Ser. D	4.40	7/15/09	1,400,000	1,360,647

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Diversified Financial
Services (continued)
John Deere Capital,
Sr. Notes, Ser. D	4.50	8/25/08	1,200,000	1,177,382
JPMorgan Chase & Co.,
Sub. Notes	7.88	6/15/10	2,190,000	2,365,384
Kaupthing Bank,
Notes	7.13	5/19/16	870,000 [d]	880,929
Lehman Brothers Holdings E-Capital
Trust I, Notes	5.95	8/19/65	180,000 [c]	180,285
Lehman Brothers Holdings,
Notes	3.50	8/7/08	4,100,000	3,948,427
Merrill Lynch & Co.,
Notes, Ser. C	4.13	9/10/09	2,175,000	2,093,946
Mizuho JGB Investment,
Bonds	9.87	12/29/49	850,000 [c,d]	912,487
Morgan Stanley,
Notes	4.00	1/15/10	4,300,000	4,097,504
Morgan Stanley,
Sr. Notes	5.28	2/9/09	1,000,000 [c]	1,002,220
MUFG Capital Finance 1,
Gtd. Bonds	6.35	3/15/49	545,000 [c]	531,475
New York Life Global Funding,
Notes	4.63	8/16/10	4,610,000 [d]	4,470,690
Nuveen Investments,
Sr. Notes	5.00	9/15/10	925,000	897,320
Pricoa Global Funding I,
Notes	4.20	1/15/10	4,950,000 [d]	4,740,407
Residential Capital,
Gtd. Notes	6.13	11/21/08	310,000	308,151
Residential Capital,
Sr. Unscd. Notes	6.38	6/30/10	415,000	413,955
Residential Capital,
Gtd. Notes	7.34	4/17/09	905,000 [c,d]	904,653
ST. George Funding,
Bonds	8.49	12/29/49	425,000 [c,d]	456,291
				51,640,348
Diversified Metals & Mining—.2%
Southern Copper,
Sr. Notes	7.50	7/27/35	625,000	621,556

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Electric Utilities—1.3%
DTE Energy,
Sr. Unsub. Notes	6.35	6/1/16	450,000	454,073
FirstEnergy,
Notes, Ser. B	6.45	11/15/11	665,000	684,294
FPL Energy National Wind,
Scd. Notes	5.61	3/10/24	228,096 [d]	221,461
Mirant North America,
Sr. Notes	7.38	12/31/13	465,000 [d]	449,306
National Grid,
Notes	6.30	8/1/16	724,000	730,188
Nevada Power,
Mortgage Notes	5.95	3/15/16	125,000 [d]	120,936
NiSource Finance,
Gtd. Notes	5.25	9/15/17	595,000	546,221
NiSource Finance,
Gtd. Notes	5.76	11/23/09	641,000 [c]	642,497
Sierra Pacific Power,
Mortgage Notes	6.25	4/15/12	475,000	476,040
				4,325,016
Environmental Control—.8%
Republic Services,
Sr. Notes	6.75	8/15/11	475,000	495,396
Waste Management,
Gtd. Notes	6.88	5/15/09	2,000,000	2,066,282
				2,561,678
Food & Beverages—1.3%
HJ Heinz,
Notes	6.43	12/1/20	500,000 [d]	508,713
Safeway,
Sr. Unscd. Notes	4.80	7/16/07	1,555,000	1,543,002
Stater Brothers Holdings,
Sr. Notes	8.13	6/15/12	480,000	478,800
Tyson Foods,
Sr. Unscd. Notes	6.85	4/1/16	1,850,000	1,828,623
				4,359,138
Foreign/Governmental—2.0%
Banco Nacional de Desenvolvimento
Economico e Social, Unsub. Notes	5.87	6/16/08	1,390,000 [c]	1,374,432

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Foreign/Governmental (continued)
Export-Import Bank of Korea,
Sr. Notes	4.50	8/12/09	1,035,000	1,004,067
Republic of Argentina,
Bonds	5.59	8/3/12	1,480,000 [c]	1,252,656
Republic of South Africa,
Notes	9.13	5/19/09	1,720,000	1,867,060
United Mexican States,
Notes	7.50	1/14/12	960,000	1,037,760
				6,535,975
Health Care—1.2%
Coventry Health Care,
Sr. Notes	5.88	1/15/12	1,170,000	1,147,231
Medco Health Solutions,
Sr. Notes	7.25	8/15/13	350,000	374,630
Quest Diagnostics,
Gtd. Notes	5.13	11/1/10	780,000	765,097
WellPoint,
Unscd. Notes	5.00	1/15/11	525,000	512,626
Wyeth,
Notes	6.95	3/15/11	1,150,000	1,211,104
				4,010,688
Lodging & Entertainment—.8%
Carnival,
Gtd. Notes	3.75	11/15/07	1,240,000	1,211,825
MGM Mirage,
Gtd. Notes	6.00	10/1/09	525,000	513,188
Mohegan Tribal Gaming Authority,
Sr. Notes	6.13	2/15/13	775,000	740,125
				2,465,138
Media—2.7%
Comcast,
Gtd. Notes	5.50	3/15/11	1,240,000	1,229,871
Media General,
Gtd. Notes	6.95	9/1/06	5,000,000	5,001,680
Time Warner,
Gtd. Notes	6.15	5/1/07	2,450,000	2,461,172
				8,692,723

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oil & Gas—1.2%
Chesapeake Energy,
Sr. Unscd. Notes	7.63	7/15/13	295,000	301,269
Enterprise Products Operating,
Sr. Notes, Ser. B	4.63	10/15/09	2,045,000	1,974,075
Hess,
Unscd. Notes	6.65	8/15/11	985,000	1,022,607
Pemex Project Funding Master
Trust, Gtd. Notes	5.75	12/15/15	755,000 [d,e]	720,219
				4,018,170
Packaging & Containers—.3%
Crown Americas/Capital,
Sr. Notes	7.63	11/15/13	690,000 [d]	684,825
Crown Americas/Capital,
Sr. Notes	7.75	11/15/15	400,000 [d]	396,500
				1,081,325
Paper & Forest Products—.3%
Temple-Inland,
Bonds	6.63	1/15/18	425,000	431,398
Weyerhaeuser,
Debs	7.25	7/1/13	625,000	657,234
				1,088,632
Property-Casualty Insurance—1.5%
American International Group,
Notes	5.05	10/1/15	565,000 [d]	536,112
AON Capital Trust A,
Gtd. Cap. Secs	8.21	1/1/27	1,100,000	1,210,289
Lincoln National,
Bonds	7.00	5/17/66	730,000 [c,e]	742,608
Metlife,
Sr. Unscd. Notes	5.00	6/15/15	1,200,000	1,129,140
Nippon Life Insurance,
Notes	4.88	8/9/10	1,050,000 [d]	1,018,107
Phoenix Cos.,
Sr. Unscd. Notes	6.68	2/16/08	430,000	432,215
				5,068,471

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Real Estate Investment Trusts—4.3%
Archstone-Smith Operating Trust,
Sr. Unscd. Notes	5.25	5/1/15	925,000	881,408
Arden Realty,
Notes	5.25	3/1/15	475,000	460,190
Brandywine Operating Partnership,
Gtd. Notes	5.96	4/1/09	302,000 [c]	302,430
Duke Realty,
Sr. Notes	5.88	8/15/12	2,150,000	2,170,543
EOP Operating,
Sr. Notes	7.00	7/15/11	1,450,000	1,518,973
ERP Operating,
Notes	4.75	6/15/09	2,400,000	2,350,685
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	345,000	335,390
Federal Realty Investment Trust,
Notes	6.00	7/15/12	305,000	308,272
Healthcare Realty Trust,
Sr. Notes	5.13	4/1/14	1,165,000	1,087,505
HRPT Properties Trust,
Sr. Unscd. Notes	5.94	3/16/11	925,000 [c]	927,051
Mack-Cali Realty,
Unscd. Notes	5.05	4/15/10	550,000	534,421
Mack-Cali Realty,
Notes	5.25	1/15/12	300,000	291,059
Simon Property Group,
Notes	4.88	8/15/10	2,275,000	2,221,019
Socgen Real Estate,
Bonds	7.64	12/29/49	700,000 [c,d]	715,817
				14,104,763
Residential Mortgage
Pass-Through Ctfs.—6.3%
Bayview Commercial Asset Trust,
Ser. 2006-1A, Cl. B2	7.09	3/25/36	213,811 [c,d]	214,079
Citigroup Mortgage Loan Trust,
Ser. 2005-WF2, Cl. AF7	5.25	8/25/35	2,050,000 [c]	1,975,041

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
Citigroup Mortgage Loan Trust,
Ser. 2006-WF1, Cl. A2A	5.70	3/25/36	711,675 [c]	709,114
Countrywide Alternative Loan
Trust, Ser. 2004-7T1, Cl. A1	5.75	6/25/34	4,771,912	4,757,165
First Horizon Alternative Mortgage
Securities, Ser. 2004-FA1, Cl. 1A1	6.25	10/25/34	2,859,623	2,863,485
GSR Mortgage Loan Trust II,
Ser. 2004-12, Cl. 2A2	3.55	12/25/34	2,383,891 [c]	2,354,242
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.74	5/25/36	540,670 [c]	541,945
IndyMac Index Mortgage Loan Trust
Ser. 2006-AR25 Cl. 4A2	6.22	9/25/36	1,750,000 [c]	1,760,938
Nomura Asset Acceptance,
Ser. 2005-AP2, Cl. A5	4.98	5/25/35	750,000 [c]	719,646
Nomura Asset Acceptance,
Ser. 2005-WF1, Cl. 2A5	5.16	3/25/35	1,575,000 [c]	1,522,883
Washington Mutual,
Ser. 2005-AR4, Cl. A4B	4.68	4/25/35	3,294,000 [c]	3,210,052
				20,628,590
Retail—.8%
Darden Restaurants,
Sr. Unscd. Notes	4.88	8/15/10	1,110,000	1,074,872
May Department Stores,
Notes	3.95	7/15/07	1,275,000	1,253,410
Yum! Brands,
Sr. Notes	6.25	4/15/16	250,000	250,962
				2,579,244
State/Government
General Obligations—2.1%
Erie Tobacco Asset Securitization
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	825,000	812,105

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

State/Government
General Obligations (continued)
Michigan Tobacco Settlement
Finance Authority, Taxable
Tobacco Settlement
Asset-Backed Bonds	7.31	6/1/34	825,000	840,411
Michigan Tobacco Settlement
Finance Authority, Taxable
Tobacco Settlement
Asset-Backed Bonds	7.43	6/1/34	2,600,000 [c]	2,600,000
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	2,572,000	2,523,029
				6,775,545
Technology—.1%
Freescale Semiconductor,
Sr. Notes	6.88	7/15/11	415,000	423,300
Telecommunications—2.2%
AT & T,
Notes	5.26	5/15/08	700,000 [c]	700,595
AT & T,
Sr. Notes	7.30	11/15/11	770,000	824,997
Deutsche Telekom International
Finance, Gtd. Bonds	8.25	6/15/30	775,000	909,221
Nextel Communications,
Sr. Notes, Ser. F	5.95	3/15/14	605,000	587,180
Nordic Telephone Holdings,
Sr. Notes EUR	8.25	5/1/16	255,000 [d,f]	340,856
Sprint Capital,
Gtd. Bonds	7.63	1/30/11	1,375,000	1,468,952
Telefonica Emisiones,
Gtd. Notes	5.98	6/20/11	675,000	678,683
Verizon Global Funding,
Sr. Notes	5.30	8/15/07	665,000 [c]	665,547

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Telecommunications (continued)
Windstream,
Sr. Notes	8.13	8/1/13	630,000 [d]	658,350
Windstream,
Sr. Notes	8.63	8/1/16	200,000 [d]	209,000
				7,043,381
Textiles & Apparel—.2%
Mohawk Industries,
Sr. Unscd. Notes	5.75	1/15/11	805,000	792,751
Transportation—.8%
Union Pacific,
Notes	5.75	10/15/07	2,510,000	2,513,037
U.S. Government Agencies—2.0%
Federal National Mortgage
Association, Notes	4.38	9/7/07	2,525,000	2,497,579
Federal National Mortgage
Association, Notes	4.75	8/25/08	4,000,000	3,963,208
				6,460,787
U.S. Government Agencies/
Mortgage-Backed—16.1%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10			361,352	338,200
4.00%, 2/1/10—4/1/10			21,399,229	20,481,374
4.50%, 2/1/10			2,774,580	2,684,406
6.50%, 6/1/32			5,694	5,794
Multiclass Mortgage Participation Ctfs., REMIC,
Ser. 2535, Cl. PL, 4.00%, 6/15/29			159,830	159,449
Stripped Security, Interest Only Class,
Ser. 1987, Cl. PI, 7.00%, 9/15/12			166,729 [g]	20,088
Federal National Mortgage Association:
4.00%, 2/1/10—5/1/10			3,154,479	3,005,619
4.50%, 11/1/14			1,847,102	1,780,145
6.52%, 2/1/29			89,360 [c]	90,746
REMIC, Trust, Gtd. Pass-Through Ctfs.,
Ser. 2003-49, Cl. JE, 3.00%, 4/25/33			835,364	725,666
Government National Mortgage Association I:
8.00%, 9/15/08			98,918	98,886
Ser. 2003-96, Cl. B, 3.61%, 8/16/18			1,572,225	1,536,206

22

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage
Association I (continued):
Ser. 2005-90, Cl. A, 3.76%, 9/16/28	2,194,426	2,103,567
Ser. 2005-34, Cl. A, 3.96%, 9/16/21	1,972,465	1,920,342
Ser. 2005-79, Cl. A, 4.00%, 10/16/33	2,172,782	2,099,521
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	1,206,853	1,169,316
Ser. 2005-29, Cl. A, 4.02%, 7/16/27	1,310,190	1,263,626
Ser. 2005-42, Cl. A, 4.05%, 7/16/20	4,565,644	4,444,205
Ser. 2006-6, Cl. A, 4.05%, 10/16/23	492,906	478,423
Ser. 2006-3, Cl. A, 4.21%, 1/16/28	1,975,406	1,913,376
Ser. 2006-5, Cl. A, 4.24%, 7/16/29	1,959,034	1,897,876
Ser. 2005-52, Cl. A, 4.29%, 1/16/30	877,567	854,048
Ser. 2005-59, Cl. A, 4.39%, 5/16/23	819,103	800,772
Ser. 2005-32, Cl. B, 4.39%, 8/16/30	1,525,000	1,483,291
Ser. 2005-87, Cl. A, 4.45%, 3/16/25	1,080,978	1,053,954
Government National Mortgage Association II:
4.38%, 4/20/30	336,432 [c]	336,943
7.00%, 12/20/30—4/20/31	35,562	36,542
7.50%, 11/20/29—12/20/30	39,009	40,363
		52,822,744
U.S. Government Securities—12.8%
U.S. Treasury Inflation Protected
Securities, 3%, 7/15/12	5,630,350 [e,h]	5,823,945
U.S. Treasury Notes:
4.50%, 2/15/16	965,000 [e]	929,793
4.63%, 2/29/08	600,000 [e]	596,578
4.88%, 5/31/11	3,175,000 [e]	3,169,793
4.88%, 7/31/11	31,505,000 [i]	31,470,565
		41,990,674
Total Bonds and Notes
(cost $364,823,063)		356,982,189

Short-Term Investment—.1%

U.S. Treasury Bills;
4.72%, 9/7/06
(cost $457,770)	460,000 [j]	457,732

The Fund 23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—2.6%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $8,501,519)	8,501,519 [k]	8,501,519

Total Investments (cost $373,782,352)	111.7%	365,941,440
Liabilities, Less Cash and Receivables	(11.7%)	(38,456,348)
Net Assets	100.0%	327,485,092

[a] Non-income producing—security in default.
[b] The value of this security has been determined in good faith under the direction of the Board of Directors.
[c] Variable rate security—interest rate subject to periodic change.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities amounted to $37,324,353 or 11.4% of net assets.
[e] All or a portion of these securities are on loan. At July 31, 2006, the total market value of the fund’s securities on loan is $8,263,967 and the total market value of the collateral held by the fund is $8,501,519.
[f] Principal amount stated in U.S. Dollars unless otherwise noted. EUR—Euro
[g] Notional face amount shown.
[h] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[i] Purchased on a delayed delivery basis.
[j] Partially held by a broker as collateral for open financial futures positions.
[k] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Corporate Bonds	49.4	State/Government General Obligations	2.1
U.S. Government & Agencies	30.9	Foreign/Governmental	2.0
Asset/Mortgage-Backed	24.6	Futures and Forward
Short-Term/Money		Currency Exchange Contracts	(.1)
Market Investments	2.7		111.6

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES
July 31, 2006

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2006 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	280	56,971,250	September 2006	(15,797)
Financial Futures Short
U.S. Treasury 5 Year Notes	43	(4,481,406)	September 2006	(10,414)
U.S. Treasury 10 Year Notes	333	(35,308,406)	September 2006	(291,844)
U.S. Treasury 30 Year Bonds	75	(8,121,094)	September 2006	(86,133)
				(404,188)

See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,263,967)—Note 1(c):
Unaffiliated issuers		365,280,833	357,439,921
Affiliated issuers		8,501,519	8,501,519
Cash denominated in foreign currencies		103	103
Dividends and interest receivable			3,256,862
Receivable for investment securities sold			2,269,811
Receivable for shares of Common Stock subscribed			46,301
Prepaid expenses			7,253
			371,521,770

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			308,533
Cash overdraft due to Custodian			2,664,054
Payable for investment securities purchased			31,840,321
Liability for securities on loan—Note 1(c)			8,501,519
Payable for shares of Common Stock redeemed			602,181
Payable for futures variation margin—Note 4			3,672
Net unrealized depreciation on forward
currency exchange contracts—Note 4			3,671
Accrued expenses			112,727
			44,036,678

Net Assets ($)			327,485,092

Composition of Net Assets ($):
Paid-in capital			421,983,857
Accumulated distributions in excess of investment income—net			(13,599)
Accumulated net realized gain (loss) on investments			(86,236,427)
Accumulated net unrealized appreciation (depreciation) on
investments and foreign currency transactions [including
($404,188) net unrealized (depreciation) on financial futures]			(8,248,739)

Net Assets ($)			327,485,092

Net Asset Value Per Share
	Class B	Class D	Class P

Net Assets ($)	7,905,206	315,555,171	4,024,715
Shares Outstanding	730,708	29,169,745	371,625

Net Asset Value Per Share ($)	10.82	10.82	10.83

See notes to financial statements.
26

STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income ($):
Interest	17,485,765
Dividends;
Affiliated issuers	59,502
Income from securities lending	4,733
Total Income	17,550,000
Expenses:
Management fee—Note 3(a)	1,989,244
Shareholder servicing costs—Note 3(c)	1,185,133
Professional fees	63,293
Registration fees	60,499
Distribution fees—Note 3(b)	48,198
Custodian fees—Note 3(c)	46,104
Prospectus and shareholders’ reports	38,453
Directors’ fees and expenses—Note 3(d)	15,375
Interest expense—Note 2	14,907
Miscellaneous	43,480
Total Expenses	3,504,686
Investment Income—Net	14,045,314

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,018,576)
Net realized gain (loss) on financial futures	2,153,534
Net realized gain (loss) on forward currency exchange contracts	458,342
Net realized gain (loss) on options transactions	(1,414)
Net Realized Gain (Loss)	(2,408,114)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions and options transactions [including
($768,172) net unrealized (depreciaton) on financial futures]	(2,466,116)
Net Realized and Unrealized Gain (Loss) on Investments	(4,874,230)
Net Increase in Net Assets Resulting from Operations	9,171,084

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2006	2005

Operations ($):
Investment income—net	14,045,314	13,579,171
Net realized gain (loss) on investments	(2,408,114)	1,565,211
Net unrealized appreciation
(depreciation) on investments	(2,466,116)	1,498,509
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,171,084	16,642,891

Dividends to Shareholders from ($):
Investment income—net:
Class A	(275,055)	(495,023)
Class B	(344,288)	(390,647)
Class D	(15,903,014)	(18,965,299)
Class P	(227,066)	(388,681)
Net realized gain on investments:
Class A	(15,053)	(10,977)
Class B	(13,956)	(10,147)
Class D	(538,880)	(416,842)
Class P	(6,475)	(8,173)
Total Dividends	(17,323,787)	(20,685,789)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,713,134	3,644,327
Class B	513,403	1,899,253
Class D	149,456,810	181,147,252
Class P	511,511	6,848,476
Dividends reinvested:
Class A	235,816	465,611
Class B	293,119	323,921
Class D	13,941,228	16,377,948
Class P	154,730	329,306
Cost of shares redeemed:
Class A	(13,620,477)	(10,513,289)
Class B	(4,293,256)	(3,857,173)
Class D	(274,916,324)	(332,612,266)
Class P	(4,206,268)	(11,571,774)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(128,216,574)	(147,518,408)
Total Increase (Decrease) in Net Assets	(136,369,277)	(151,561,306)

Net Assets ($):
Beginning of Period	463,854,369	615,415,675
End of Period	327,485,092	463,854,369
Undistributed (distributions in excess of)
investment income—net	(13,599)	401,223

		Year Ended July 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	339,116	327,126
Shares issued for dividends reinvested	21,520	41,696
Shares redeemed	(1,249,744)	(942,248)
Net Increase (Decrease) in Shares Outstanding	(889,108)	(573,426)

Class B [a]
Shares sold	47,129	170,536
Shares issued for dividends reinvested	26,899	29,045
Shares redeemed	(393,753)	(345,827)
Net Increase (Decrease) in Shares Outstanding	(319,725)	(146,246)

Class D [a]
Shares sold	13,673,122	16,247,622
Shares issued for dividends reinvested	1,279,002	1,468,307
Shares redeemed	(25,193,273)	(29,827,675)
Net Increase (Decrease) in Shares Outstanding	(10,241,149)	(12,111,746)

Class P
Shares sold	46,679	616,752
Shares issued for dividends reinvested	14,149	29,494
Shares redeemed	(384,118)	(1,038,837)
Net Increase (Decrease) in Shares Outstanding	(323,290)	(392,591)

[a]	During the period ended July 31, 2006, 55,669 Class B shares representing $608,568 were automatically converted to 55,626 shares consisting of 47,984 Class A shares until March 24, 2006 and 7,642 Class D shares from
March 25, 2006 through July 31, 2006. During the period ended July 31, 2005, 47,924 Class B shares representing $534,112 were automatically converted to 47,882 Class A shares.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Class B Shares	2006	2005	2004 [a]	2003 [b]

Per Share Data ($):
Net asset value, beginning of period	11.03	11.13	11.50	11.59
Investment Operations:
Investment income—net [c]	.32	.21	.19	.14
Net realized and unrealized gain
(loss) on investments	(.12)	.05	(.23)	.10
Total from Investment Operations	.20	.26	(.04)	.24
Distributions:
Dividends from investment income—net	(.39)	(.35)	(.32)	(.33)
Dividends from net realized
gain on investments	(.02)	(.01)	(.01)	—
Total Distributions	(.41)	(.36)	(.33)	(.33)
Net asset value, end of period	10.82	11.03	11.13	11.50

Total Return (%) [d]	1.81	2.37	(.39)	2.11[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.50	1.50	1.54	1.43[f]
Ratio of net investment income
to average net assets	2.92	1.88	1.64	1.67[f]
Portfolio Turnover Rate	181.07[g]	494.93[g]	695.82[g]	460.89

Net Assets, end of period ($ x 1,000)	7,905	11,586	13,323	11,367

[a]	As of August 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to August 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended July 31, 2004, was to increase net investment income per share by $.01, decrease net realized and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to average net assets from 1.60% to 1.64%. Per share data and ratios/supplemental data for periods prior to August 1, 2003 have not been restated to reflect this change in presentation.
[b]	From November 1, 2002 (commencement of initial offering) to July 31, 2003.
[c]	Based on average shares outstanding at each month end.
[d]	Exclusive of sales charge.
[e]	Not annualized.
[f]	Annualized.
[g]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended July 31, 2006, July 31,
2005 and July 31, 2004, were 169.73%, 463.30% and 665.12%, respectively.
See notes to financial statements.

		Year Ended July 31,

Class D Shares	2006	2005	2004 [a]	2003 [b]	2002

Per Share Data ($):
Net asset value, beginning of period	11.03	11.13	11.50	11.69	12.19
Investment Operations:
Investment income—net [c]	.39	.28	.27	.40	.64
Net realized and unrealized
gain (loss) on investments	(.12)	.05	(.23)	(.09)	(.47)
Total from Investment Operations	.27	.33	.04	.31	.17
Distributions:
Dividends from investment income—net	(.46)	(.42)	(.40)	(.50)	(.67)
Dividends from net realized
gain on investments	(.02)	(.01)	(.01)	—	—
Total Distributions	(.48)	(.43)	(.41)	(.50)	(.67)
Net asset value, end of period	10.82	11.03	11.13	11.50	11.69

Total Return (%)	2.48	2.99	.28	2.69	1.46

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.88	.87	.88	.80
Ratio of net investment income
to average net assets	3.55	2.52	2.36	3.45	5.31
Portfolio Turnover Rate	181.07[d]	494.93[d]	695.82[d]	460.89	220.23

Net Assets, end of period ($ x 1,000)	315,555	434,779	573,676	850,1891,121,684

[a]	As of August 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to August 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended July 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 2.32% to 2.36%. Per share data and ratios/supplemental data for periods prior to August 1, 2003 have not been restated to reflect this change in presentation.
[b]	The fund commenced offering four classes of shares on November 1, 2002.The existing shares were redesignated
Class D shares.
[c]	Based on average shares outstanding at each month end.
[d]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended July 31, 2006, July 31,
2005 and July 31, 2004, were 169.73%, 463.30% and 665.12%, respectively.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

		Year Ended July 31,

Class P Shares	2006	2005	2004 [a]	2003 [b]

Per Share Data ($):
Net asset value, beginning of period	11.04	11.15	11.51	11.59
Investment Operations:
Investment income—net [c]	.39	.30	.28	.20
Net realized and unrealized
gain (loss) on investments	(.12)	.02	(.22)	.09
Total from Investment Operations	.27	.32	.06	.29
Distributions:
Dividends from investment income—net	(.46)	(.42)	(.41)	(.37)
Dividends from net realized
gain on investments	(.02)	(.01)	(.01)	—
Total Distributions	(.48)	(.43)	(.42)	(.37)
Net asset value, end of period	10.83	11.04	11.15	11.51

Total Return (%)	2.46	3.01	.38	2.53[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.86	.86	.85[e]
Ratio of net investment income
to average net assets	3.56	2.59	2.41	2.33[e]
Portfolio Turnover Rate	181.07[f]	494.93[f]	695.82[f]	460.89

Net Assets, end of period ($ x 1,000)	4,025	7,674	12,121	19,763

[a]	As of August 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to August 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended July 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 2.37% to 2.41%. Per share data and ratios/supplemental data for periods prior to August 1, 2003 have not been restated to reflect this change in presentation.
[b]	From November 1, 2002 (commencement of initial offering) to July 31, 2003.
[c]	Based on average shares outstanding at each month end.
[d]	Not annualized.
[e]	Annualized.
[f]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended July 31, 2006, July 31,
2005 and July 31, 2004, were 169.73%, 463.30% and 665.12%, respectively.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Short Term Income Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On January 26, 2006, the fund’s Board of Directors approved, effective as of the close of business on March 24, 2006 (the “Effective Date”), reclassifying all of the fund’s Class A shares as Class D shares of the fund. Accordingly, effective February 1, 2006, no new investments in the fund’s Class A shares will be permitted and the front-end sales load applicable to Class A shares will be waived on subsequent investments.

In addition, effective as of the Effective Date, the following changes were implemented:

• The contingent deferred sales charge (“CDSC”) of .75% applicable to the fund’s Class A shares purchased without an initial sales charge as part of an investment of $250,000 or more and redeemed within eighteen months of their original purchase will be adopted and implemented for Class D shares with respect to such Class A shares that are re-classified as Class D shares.

• The fund’s Class B shares will automatically convert to the fund’s Class D shares (instead of Class A shares) approximately six years after the date of purchase. Class D shares are not subject to a Rule 12b-1 plan fee or to any CDSC.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 700 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class B (100

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

million shares authorized), Class D (500 million shares authorized) and Class P (100 million shares authorized). Class B shares are subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years. Class D and Class P shares are sold at net asset value per share only to institutional investors. Class D shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective on June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid

34

prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral

36

equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At July 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $149,159, accumulated capital losses $79,392,606 and unrealized depreciation $9,753,450. In addition, the fund had $5,501,868 of capital losses realized after October 31, 2005 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2006. If not applied, $1,818,379 of the carryover expires in fiscal 2007, $5,887,866 expires in fiscal 2008, $4,403,293 expires in fiscal 2010, $21,420,716 expires in fiscal 2011, $7,815,155 expires in fiscal 2012, $29,412,542 expires in fiscal 2013 and $8,634,655 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2006 and July 31, 2005, were as follows: ordinary income $17,323,787 and $20,685,789, respectively.

During the period ended July 31, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for amortization of premiums, paydown gains and losses on mortgage backed securities, sales treatment for treasury inflation protected securities, foreign currency transactions and contingent deferred debt securities the fund increased accumulated undistributed investment income-net by $2,289,287 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

38

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2006 was approximately $355,900, with a related weighted average annualized interest rate of 4.19% ..

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended July 31, 2006, the Distributor retained $1,328 from commissions earned on sales of the fund’s Class A shares and $49,177 from contingent deferred sales charges on redemptions of the fund’s Class B shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares. During the period ended July 31, 2006, Class B shares were charged $48,198, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class D and Class P shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class P shares and .20% of the value of the average daily net assets of Class D shares, for

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class D and Class P shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2006, Class A, Class B, Class D and Class P shares were charged, $16,634, $24,099, $752,324 and $13,484, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2006, the fund was charged $237,726 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2006, the fund was charged $46,104 pursuant to the custody agreement.

During the period ended July 31, 2006, the fund was charged $4,253 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $140,636, Rule 12b-1 distribution plan fees $3,360, shareholder services plan fees $56,763, custodian fees $16,286, chief compliance officer fees $1,516 and transfer agency per account fees $89,972.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

40

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward currency exchange contracts, financial futures and options transactions, during the period ended July 31, 2006, amounted to $746,082,774 and $842,151,345, respectively, of which $46,725,750 in purchases and $46,768,406 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2006, are set forth in the Statement of Financial Futures.

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The following summarizes the fund’s call/put options written for the period ended July 31, 2006:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)

Contracts outstanding
July 31, 2005	—	—
Contracts written	14,200,000	35,029
Contracts terminated:
Contracts closed	14,200,000	35,029	34,862	167
Contracts outstanding
July 31, 2006	—	—

42

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at July 31, 2006:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Sales:
Euro, expiring
9/20/2006	260,000	329,545	333,216	(3,671)

At July 31, 2006, the cost of investments for federal income tax purposes was $375,677,829; accordingly, accumulated net unrealized depreciation on investments was $9,736,389, consisting of $554,647 gross unrealized appreciation and $10,291,036 gross unrealized depreciation.

The Fund 43

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Short Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Short Term Income Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of July 31, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Short Term Income Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 12, 2006

44

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 94.08% of ordinary income dividends paid during the fiscal year July 31, 2006 as qualifying “interest related dividends”.

The Fund 45

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
M A N A G E M E N T A G R E E M E N T	(Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through July 29,2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Class D shares and placed significant emphasis on

46

comparisons to a group of retail no-load short investment grade debt funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail no-load short investment grade debt funds, excluding outliers (the “Performance Universe”), selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons for various periods ended May 31, 2006.The Board members noted that the fund’s total return performance variously was above and below the Performance Group and Performance Universe medians for all periods. Dreyfus representatives discussed with the Board how the funds in the Performance Group were diverse and different from the fund with respect to certain portfolio characteristics and how this affected the total return comparisons, and noted that the fund’s total return performance had outperformed its benchmark five of the prior ten calendar years. The fund’s yield performance was above the Performance Group and Performance Universe medians for all periods. Dreyfus also provided the Board with the fund’s total return, quartile, percentile and rank of the fund’s total return within its Lipper category (as provided by Lipper) for certain other periods ended May 31, 2006, which generally were consistent with the relative total return information provided by Lipper.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s actual management fee and expense ratio were above the Expense Group and Expense Universe medians, and that the contractual management fee was at the Expense Group median.

The Fund 47

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

Representatives of Dreyfus stated that there were no other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and reviewed with the Board other accounts managed by Dreyfus or its affiliates, with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these

48

economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board noted the fund’s total return performance comparisons, but generally was satisfied with its yield performance for each period.

• The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

The Fund 49

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

50

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————
Clifford L. Alexander, Jr. (72)
Board Member (2003)

Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (78)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 37

The Fund 51

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 80

———————
Whitney I. Gerard (71)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 35

———————
George L. Perry (72)
Board Member (1992)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

52

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

The Fund 53

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since August 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

54

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Short Term Income Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
16	Statement of Financial Futures
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
21	Financial Highlights
23	Notes to Financial Statements
31	Report of Independent Registered
Public Accounting Firm
32	Important Tax Information
33	Information About the Review and Approval
of the Fund’s Management Agreement
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The	Fund

Dreyfus Premier
Yield Advantage Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Yield Advantage Fund, covering the 12-month period from August 1, 2005, through July 31, 2006.

After a long period of remarkable resilience, the U.S. bond market encountered heightened volatility during the spring and summer of 2006, as investors reacted to each new release of economic data or comment from members of the Federal Reserve Board (the “Fed”). The economic data often painted a contradictory picture, sometimes suggesting that inflationary pressures were increasing and, at other times, seeming to point to milder economic growth. Finally, at its August 8 meeting, the Fed did what many anticipated and paused its tightening campaign, holding the overnight rate at 5.25% .

In the judgment of our Chief Economist, Richard Hoey, the U.S. economy appears to be moving into a slower-growth phase, which should help alleviate recent inflationary pressures and limit the need for additional rate hikes. However, a number of economic uncertainties remain. Indicators that could alter the Fed’s inflation and economic forecasts include the extent of softness in the U.S. housing market, unexpected changes in consumer spending, the persistence of recent productivity growth and the strength of the U.S. dollar relative to other major curren-cies.As always, we encourage you to discuss these and other investment-related issues with your financial advisor, who can help you prepare for the challenges and opportunities that may lie ahead.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2006

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Yield Advantage Fund perform relative to its benchmark?

For the 12-month period ended July 31, 2006, the fund achieved total returns of 2.89% for Class B shares and 3.66% for Class D shares.1 In comparison, the Citigroup 1-Year Treasury Benchmark Index, the fund’s benchmark, achieved a total return of 3.44% for the same period.2

On March 24, 2006, the fund reclassified its Class A, Class P and Class S shares to Class D shares. This reclassification had no impact on the fund’s portfolio.

Yields of short-term fixed-income securities generally rose throughout the reporting period as the Federal Reserve Board (the “Fed”) continued its attempts to forestall potential inflationary pressures in an expanding U.S. economy.We attribute the fund’s relative performance results primarily to our security selection strategy, which focused on corporate and asset-backed securities over the U.S.Treasury securities that comprise the benchmark.

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital, with minimal changes in share price.To pursue its goal, the fund invests only in investment-grade fixed-income securities of U.S. and foreign issuers or the unrated equivalent as determined by Dreyfus.This may include: U.S. government bonds and notes; corporate bonds; municipal bonds; convertible securities; preferred stocks; inflation-indexed securities; asset-backed securities; mortgage-related securities (including CMOs); and foreign bonds.

To help reduce share price fluctuations, the fund seeks to keep the average effective duration of its overall portfolio at one year or less, and the fund may invest in securities with effective final maturities of any length.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

The fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to reduce share price volatility, increase income and otherwise manage the fund’s exposure to investment risks.The fund will focus primarily on U.S. securities, but may invest up to 10% of its total assets in fixed-income securities of foreign issuers.

What other factors influenced the fund’s performance?

Despite market factors such as the 2005 Gulf Coast hurricanes, volatile energy prices and rising commodity costs, the U.S. economy continued to expand throughout the reporting period. Consumer spending generally remained robust as homeowners tapped into rising housing values, and business spending and labor markets improved as corporate executives became more confident regarding business conditions.As it had since June 2004, the Fed continued to move away from its previously accommodative monetary policy, raising the overnight federal funds rate eight consecutive times to 5.25% in an ongoing attempt to prevent an acceleration of inflation.

Yields of short-term fixed-income securities generally rose along with the federal funds rate. However, for most of the reporting period, short-term bond yields tended to rise more sharply than those of longer-term securities, causing yield differences to narrow across the market’s maturity range. In fact, at times, short-term yields were higher than longer-term yields, a phenomenon known as an “inverted yield curve.”

In the face of rising interest rates and narrow yield differences, it made little sense to us to assume the risks that longer-term securities typically entail.Accordingly, until late in the reporting period, we maintained the fund’s average weighted maturity in a range we considered slightly shorter than average. This position enabled the fund to avoid relative weakness among intermediate-term securities while keeping funds available for higher-yielding short-term instruments as they became available.

We attempted to add value primarily through our security selection strategy.We focused mainly on investment-grade corporate and asset-backed securities that offered yield advantages over most U.S. govern-

4

ment securities.We found such opportunities among both fixed- and floating-rate instruments.

While inflation concerns in the spring of 2006 sparked renewed volatility among longer-term securities, by the end of the reporting period many analysts had concluded that a slowing economy was likely to alleviate inflationary pressures. Moderating housing prices and weaker employment gains lent credence to this view. Accordingly, we shifted the fund’s weighted average maturity toward a point that was roughly in line with that of the benchmark in anticipation of a possible end to the Fed’s credit tightening campaign.

What is the fund’s current strategy?

At its meeting on August 8, the Fed left short-term interest rates unchanged, the first pause after more than two years of steady rate hikes. In our view, monetary policy is now well within the neutral range, and the Fed is waiting to see the effects of its previous moves on inflation and the economy.

Although we have seen few signs of deteriorating credit quality among corporate securities, we have intensified our emphasis on the higher rating categories, and we have maintained our efforts to avoid issuers that are engaged in leveraged buyouts or mergers-and-acquisitions activity. We believe that these are prudent strategies as the economy moves to the next phase of its cycle.

August 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the applicable contingent deferred sales charges imposed on redemptions in the case of
Class B shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through July 31, 2007, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Citigroup 1-Year Treasury Benchmark Index is an unmanaged index generally representative of the average yield on 1-year U.S.Treasury bills.The index does not take into account charges, fees and other expenses.Total return is calculated on a month-end basis.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Yield Advantage Fund Class B shares and Class D shares and the Citigroup 1-Year Treasury Benchmark Index

† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class B and Class D shares of Dreyfus Premier Yield
Advantage Fund on 11/15/01 (inception date for Class D) to a $10,000 investment made in the Citigroup 1-Year
Treasury Benchmark Index (the “Index”) on that date. For comparative purposes, the value of the Index on 10/31/01 is used as the beginning value on 11/15/01. All dividends and capital gain distributions are reinvested. Performance for
Class B shares represent the performance of the fund’s Class D shares from the inception date to November 1, 2002 (the inception date for Class B shares), and is adjusted to reflect the applicable sales load of that class. Performance for Class
B shares does not include differences in distribution/servicing fees prior to November 1, 2002, which would have lowered the performance for Class B shares.
As of March 24, 2006, the fund’s Class A, Class P and Class S shares have been reclassified as Class D shares.The performance shown in the line graph above takes into account the applicable contingent deferred sales charge on Class B
shares.The fund invests primarily in investment-grade fixed-income securities of U.S. and foreign issuers and seeks to maintain an average effective duration of one year or less.The Index is an unmanaged index generally representative of the average yield on 1-year U.S.Treasury bills.The Index does not take into account charges, fees and other expenses.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 7/31/06

	Inception		From
	Date	1 Year	Inception

Class B shares
with applicable redemption charge †	11/15/01	(1.09)%	1.32%
without redemption	11/15/01	2.89%	1.71%
Class D shares	11/15/01	3.66%	2.21%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.The performance figures for Class B shares shown in the table include the performance of Class D shares from November 15, 2001, to November 1, 2002, and are adjusted to reflect the applicable sales load of that class but do not include current distribution/servicing fees during that period.

† The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to Class D shares.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Yield Advantage Fund from February 1, 2006 to July 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended July 31, 2006
	Class B	Class D

Expenses paid per $1,000 †	$ 7.76	$ 4.00
Ending value (after expenses)	$1,018.60	$1,017.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended July 31, 2006

	Class B	Class D

Expenses paid per $1,000 †	$ 7.75	$ 4.01
Ending value (after expenses)	$1,017.11	$1,020.83

† Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class B and .80% for Class D; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
July 31, 2006

	Coupon	Maturity	Principal
Bonds and Notes—98.1%	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Automobile Receivables—6.2%
Capital Auto Receivables Asset
Trust, Ser. 2006-1, Cl. A3	5.03	10/15/09	1,040,000	1,034,081
Harley-Davidson Motorcycle Trust,
Ser. 2005-2, Cl. A2	4.07	2/15/12	800,000	780,633
WFS Financial Owner Trust,
Ser. 2005-1, Cl. A3	3.59	10/19/09	2,239,152	2,214,279
WFS Financial Owner Trust,
Ser. 2005-2, Cl. A4	4.39	11/19/12	1,500,000	1,479,274
				5,508,267
Asset-Backed Ctfs./Credit Cards—7.5%
Advanta Business Card Master
Trust, Ser. 2005-C1, Cl. C1	5.89	8/22/11	1,500,000 [a]	1,509,812
American Express Issuance Trust,
Ser. 2005-1, Cl. C	5.70	8/15/11	1,250,000 [a]	1,257,743
Chase Issuance Trust,
Ser. 2005-C1, Cl. C1	5.74	11/15/12	1,250,000 [a]	1,256,141
Gracechurch Card Funding,
Ser. 9, Cl. C	5.68	9/15/10	1,250,000 [a]	1,251,953
Providian Gateway Master Trust,
Ser. 2004-DA, Cl. A	3.35	9/15/11	1,480,000 [b]	1,446,006
				6,721,655
Asset-Backed Ctfs./
Home Equity Loans—23.8%
Accredited Mortgage Loan Trust,
Ser. 2005-2, Cl. A2A	5.49	7/25/35	239,550 [a]	239,696
Accredited Mortgage Loan Trust,
Ser. 2005-4, Cl. M7	6.69	12/25/35	500,000 [a]	509,466
Asset-Backed Securities Corp. Home
Equity, Ser. 2004-HE3, Cl. M2	6.51	6/25/34	1,750,000 [a]	1,770,051
Bayview Financial Acquisition
Trust, Ser. 2006-A, Cl. 1A1	5.61	2/28/41	2,365,994 [a]	2,353,515
Bear Stearns Asset Backed
Securities, Ser. 2005-HE4, Cl. 1A1	5.49	4/25/35	373,148 [a]	373,424
Broadwick Funding,
Ser. 2006-1A, Cl. B	5.93	7/13/41	1,000,000 [a,b]	1,000,000
Carrington Mortgage Loan Trust,
Ser. 2006-OPT1, Cl. M7	6.44	2/25/36	947,000 [a]	950,835

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Centex Home Equity,
Ser. 2003-B, Cl. AF4	3.24	2/25/32	275,802 [a]	267,713
Centex Home Equity,
Ser. 2005-B, Cl. AF2	4.24	3/25/35	655,000 [a]	650,640
Centex Home Equity,
Ser. 2005-D, Cl. M4	6.00	10/25/35	1,000,000 [a]	1,006,967
Fremont Home Loan Trust,
Ser. 2006-1, Cl. M1	5.71	4/25/36	1,000,000 [a]	1,000,259
GSAA Trust,
Ser. 2005-3, Cl. A1	5.52	12/25/34	321,726 [a]	321,828
Home Equity Asset Trust,
Ser. 2005-8, Cl. M7	6.51	2/25/36	1,000,000 [a]	1,011,985
Home Equity Asset Trust,
Ser. 2005-9, Cl. M7	6.59	4/25/36	450,000 [a]	457,174
Morgan Stanley ABS Capital I,
Ser. 2004-WMC2, Cl. A2	5.75	7/25/34	128,034 [a]	128,112
Morgan Stanley ABS Capital I,
Ser. 2005-HE6, Cl. B1	6.74	11/25/35	1,000,000 [a]	1,026,017
Nomura Home Equity Loan,
Ser. 2006-WF1, Cl. M7	6.29	3/25/36	500,000 [a]	500,300
Option One Mortgage Loan Trust,
Ser. 2004-1, Cl. A2	5.68	1/25/34	169,910 [a]	170,048
Option One Mortgage Loan Trust,
Ser. 2005-4, Cl. M5	6.02	11/25/35	500,000 [a]	503,314
Option One Mortgage Loan Trust,
Ser. 2003-5, Cl. M1	6.04	8/25/33	1,000,000 [a]	1,005,600
Popular ABS Mortgage Pass-Through
Trust, Ser. 2004-4, Cl. AF4	4.63	9/25/34	1,000,000 [a]	979,155
Residential Asset Mortgage
Products, Ser. 2005-EFC5, Cl. M7	6.51	10/25/35	500,000 [a]	506,352
Residential Asset Mortgage
Products, Ser. 2005-EFC6, Cl. M7	6.79	11/25/35	500,000 [a]	507,096
Residential Asset Securities,
Ser. 2005-EMX1, Cl. AI1	5.49	3/25/35	266,261 [a]	266,452
Residential Asset Securities,
Ser. 2005-KS4, Cl. M2	5.97	5/25/35	1,500,000 [a]	1,514,249

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Asset-Backed Ctfs./
Home Equity Loans (continued)
Residential Asset Securities,
Ser. 2006-EMX3, Cl. M7	6.44	4/25/36	500,000 [a]	501,756
Residential Asset Securities,
Ser. 2005-AHL2, Cl. M7	6.50	10/25/35	478,000 [a]	481,307
Residential Asset Securities,
Ser. 2005-EMX4, Cl. M7	6.64	11/25/35	655,000 [a]	667,678
Residential Funding Mortgage
Securities II,
Ser. 2006-HSA2, Cl. AI3	5.55	3/25/36	600,000 [a]	597,064
				21,268,053
Asset-Backed Ctfs./
Manufactured Housing—.8%
Green Tree Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	670,302	694,300
Auto Manufacturing—2.1%
DaimlerChrysler NA Holding,
Notes	4.13	3/7/07	915,000	906,626
DaimlerChrysler NA Holding,
Gtd. Notes	5.74	3/13/09	1,000,000 [a]	1,001,763
				1,908,389
Diversified Financial Services—8.8%
American General Finance,
Sr. Notes, Ser. I	4.63	5/15/09	400,000	390,673
Amvescap,
Sr. Notes	5.90	1/15/07	1,125,000	1,126,224
Capital One Bank,
Notes	4.88	5/15/08	400,000	395,871
City National Bank/Beverly Hills
CA, Sub. Notes	6.38	1/15/08	721,000	729,258
International Lease Finance,
Notes, Ser. P	5.91	1/15/10	2,000,000 [a]	2,012,872
SLM,
Unscd. Notes, Ser. A	5.63	4/10/07	2,000,000	1,999,776
Textron Financial,
Sr. Unscd. Notes	4.13	3/3/08	1,255,000	1,227,335
				7,882,009

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($

Electric Utilities—3.5%
Appalachian Power,
Notes	5.83	6/29/07	1,125,000 [a]	1,128,092
Georgia Power,
Notes, Ser. U	5.35	2/17/09	2,000,000 [a]	2,007,022
				3,135,114
Food & Beverages—2.1%
Cadbury Schweppes U.S. Finance,
Gtd. Notes	3.88	10/1/08	1,130,000 [b]	1,090,367
Kroger,
Sr. Notes	7.63	9/15/06	770,000	771,445
				1,861,812
Foreign/Governmental—3.4%
United Mexican States,
Notes	6.20	1/13/09	3,000,000 [a]	3,029,250
Property-Casualty Insurance—2.2%
Prudential Financial,
Sr. Notes	4.10	11/15/06	2,000,000 [a]	1,992,768
Real Estate Investment Trusts—2.8%
Brandywine Operating Partnership,
Gtd. Notes	5.96	4/1/09	1,050,000 [a]	1,051,494
Duke Realty,
Notes	6.75	5/30/08	450,000	458,313
HRPT Properties Trust,
Sr. Unscd. Notes	5.94	3/16/11	1,000,000 [a]	1,002,217
				2,512,024
Residential Mortgage
Pass-Through Ctfs.—17.6%
Adjustable Rate Mortgage Trust,
Ser. 2006-2, Cl. 6A1	5.56	5/25/36	688,617 [a]	688,586
Adjustable Rate Mortgage Trust,
Ser. 2005-3, Cl. 8A2	5.63	7/25/35	899,442 [a]	901,728
Adjustable Rate Mortgage Trust,
Ser. 2005-7, Cl. 7A21	5.64	10/25/35	531,879 [a]	526,572
Adjustable Rate Mortgage Trust,
Ser. 2005-9, Cl. 5A1	5.66	11/25/35	958,228 [a]	960,468
Adjustable Rate Mortgage Trust,
Ser. 2006-1, Cl. 6A2	5.68	3/25/36	865,136 [a]	865,525

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)

Residential Mortgage
Pass-Through Ctfs. (continued)
American General Mortgage Loan
Trust, Ser. 2006-1, Cl. A1	5.75	12/25/35	817,296 [a,b]	815,892
Bear Stearns Alt-A Trust,
Ser. 2005-1, Cl. A1	5.67	1/25/35	530,996 [a]	532,194
Countrywide Alternative Loan
Trust, Ser. 2005-65CB, Cl. 1A5	5.50	1/25/36	2,321,876 [a]	2,322,460
Countrywide Alternative Loan
Trust, Ser. 2006-6CB, Cl. 1A2	5.50	5/25/36	993,903 [a]	989,204
Countrywide Alternative Loan
Trust, Ser. 2005-J4, Cl. 2A1B	5.51	7/25/35	385,040 [a]	385,159
Countrywide Alternative Loan
Trust, Ser. 2004-7T1, Cl. A1	5.75	6/25/34	1,855,743	1,850,009
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2004-16, Cl. 1A1	5.79	9/25/34	950,056 [a]	954,760
Countrywide Home Loan Mortgage
Pass-Through Trust,
Ser. 2004-21, Cl. A8	8.00	11/25/34	1,120,707	1,129,830
GSR Mortgage Loan Trust,
Ser. 2004-15F, Cl. 2A2	5.00	12/25/34	744,706	710,368
Impac CMB Trust,
Ser. 2005-4, Ser. 1M3	5.87	5/25/35	513,628 [a]	514,729
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	5.74	5/25/36	744,042 [a]	745,795
Opteum Mortgage Acceptance,
Ser. 2005-5, Cl. 2A1A	5.47	12/25/35	836,238 [a]	831,961
				15,725,240
Telecommunications—2.8%
BellSouth,
Notes	5.00	10/15/06	2,000,000	1,998,088
Telecom Italia Capital,
Gtd. Notes	6.11	7/18/11	500,000 [a]	500,884
				2,498,972
Transportation—2.3%
Norfolk Southern,
Notes, Ser. A	7.22	9/15/06	2,000,000	2,003,024

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed—10.8%
Federal Home Loan Mortgage Corp.:
Multiclass Mortgage Participation Ctfs. REMIC,
Ser. 2535, Cl. PL, 4.00%, 6/15/29	69,926	69,759
Multiclass Mortgage Participation Ctfs. REMIC,
Ser. 2890, Cl. PA, 5.00%, 9/15/24	2,267,631	2,249,106
Multiclass Mortgage Participation Ctfs. REMIC,
Ser. 2503, Cl. VD, 6.00%, 2/15/21	3,000,000	3,016,950
Federal National Mortgage Association:
REMIC, Trust, Gtd. Pass-Through Ctfs.,
Ser. 2003-49, Cl. JE, 3.00%, 4/25/33	1,670,728	1,451,332
REMIC, Trust, Gtd. Pass-Through Ctfs.,
Ser. 2005-13, Cl. PA, 5.00%, 3/25/27	1,539,246	1,522,203
REMIC, Trust, Gtd. Pass-Through Ctfs.,
Ser. 2002-55, Cl. GD, 5.50%, 11/25/15	228,992	228,325
Government National Mortgage Association I
Ser. 2005-50, Cl. A, 4.02%, 10/16/26	1,143,591	1,108,021
		9,645,696
U.S. Government Securities—1.4%
U.S. Treasury Inflation Protected
Securities, 3.63%, 1/15/08	1,253,240 [c,d,e]	1,273,319
Total Bonds and Notes
(cost $88,247,636)		87,659,892

14

Other Investment—2.1%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,843,000)		1,843,000 [f]	1,843,000

Total Investments (cost $90,090,636)		100.2%	89,502,892

Liabilities, Less Cash and Receivables		(.2%)	(181,564)

Net Assets		100.0%	89,321,328

[a]	Variable rate security—interest rate subject to periodic change.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, these securities
	amounted to $4,352,265 or 4.9% of net assets.
[c]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[d]	A portion of this security is on loan. At July 31, 2006, the total market value of the fund’s security on loan is
	$936,080 and the total market value of the collateral held by the fund is $955,695 in Letters of Credit.
[e]	Partially held by a broker as collateral for open financial futures positions.
[f]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Asset/Mortgage-Backed	55.9	Money Market Investments	2.1
Corporate Bonds	26.6	Futures	(.0)
U.S. Government & Agencies	12.2
Foreign/Governmental	3.4		100.2

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES
July 31, 2006

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 7/31/2006 ($)

Financial Futures Long
90 Day Euro Dollar	10	2,363,000	September 2006	(16,500)
90 Day Euro Dollar	10	2,363,750	December 2006	(17,125)
90 Day Euro Dollar	10	2,366,000	March 2007	(7,375)
90 Day Euro Dollar	10	2,368,750	June 2007	9,750
U.S. Treasury 2 year Notes	65	13,225,469	September 2006	10,156
Financial Futures Short
U.S. Treasury 5 year Notes	65	(6,774,219)	September 2006	(15,234)
				(36,328)

See notes to financial statements.
16

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	88,247,636	87,659,892
Affiliated issuers	1,843,000	1,843,000
Cash		6,327
Dividends and interest receivable		448,967
Receivable for shares of Common Stock subscribed		5
Prepaid expenses		10,142
		89,968,333

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		64,937
Payable for shares of Common Stock redeemed		512,612
Payable for futures variation margin—Note 4		516
Accrued expenses		68,940
		647,005

Net Assets ($)		89,321,328

Composition of Net Assets ($):
Paid-in capital		103,360,643
Accumulated distributions in excess of investment income—net		(33,235)
Accumulated net realized gain (loss) on investments		(13,382,008)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($36,328) net unrealized
(depreciation) on financial futures]		(624,072)

Net Assets ($)		89,321,328

Net Asset Value Per Share
	Class B	Class D

Net Assets ($)	3,002,195	86,319,133
Shares Outstanding	1,551,514	44,719,386

Net Asset Value Per Share ($)	1.94	1.93

See notes to financial statements.

The Fund 17

STATEMENT OF OPERATIONS
Year Ended July 31, 2006

Investment Income ($):
Income:
Interest	5,282,359
Dividends;
Affiliated issuers	60,858
Income from securities lending	5,476
Total Income	5,348,693
Expenses:
Management fee—Note 3(a)	596,661
Shareholder servicing costs—Note 3(c)	389,009
Registration fees	58,858
Professional fees	47,886
Distribution fees—Note 3(b)	26,801
Prospectus and shareholders’ reports	19,401
Custodian fees—Note 3(c)	10,834
Directors’ fees and expenses—Note 3(d)	4,139
Miscellaneous	30,138
Total Expenses	1,183,727
Less—reduction in management fee
due to undertaking—Note 3(a)	(202,349)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,060)
Net Expenses	977,318
Investment Income—Net	4,371,375

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(250,742)
Net realized gain (loss) on financial futures	(17,876)
Net Realized Gain (Loss)	(268,618)
Net unrealized appreciation (depreciation) on investments
[including ($36,328) net unrealized (depreciation) on financial futures]	36,841
Net Realized and Unrealized Gain (Loss) on Investments	(231,777)
Net Increase in Net Assets Resulting from Operations	4,139,598

See notes to financial statements.
18

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended July 31,

	2006	2005

Operations ($):
Investment income—net	4,371,375	4,117,696
Net realized gain (loss) on investments	(268,618)	717,534
Net unrealized appreciation
(depreciation) on investments	36,841	(1,091,463)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,139,598	3,743,767

Dividends to Shareholders from ($):
Investment income—net:
Class A	(106,547)	(170,131)
Class B	(115,128)	(90,325)
Class D	(4,034,586)	(3,697,468)
Class P	(536,093)	(865,678)
Class S	(10,293)	(17,178)
Total Dividends	(4,802,647)	(4,840,780)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	549,470	2,396,814
Class B	712,886	1,225,638
Class D	38,295,756	34,551,370
Class P	3,085,423	17,514,232
Class S	380	57,260
Dividends reinvested:
Class A	80,486	138,193
Class B	99,964	79,817
Class D	3,725,662	3,408,117
Class P	439,156	723,331
Class S	8,576	15,176
Cost of shares redeemed:
Class A	(5,927,520)	(4,518,454)
Class B	(2,016,460)	(3,395,119)
Class D	(76,165,279)	(93,351,771)
Class P	(29,123,051)	(35,479,950)
Class S	(530,414)	(470,228)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(66,764,965)	(77,105,574)
Total Increase (Decrease) in Net Assets	(67,428,014)	(78,202,587)

Net Assets ($):
Beginning of Period	156,749,342	234,951,929
End of Period	89,321,328	156,749,342
Distributions in excess of
investment income—net	(33,235)	(101,891)

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended July 31,

	2006	2005

Capital Share Transactions:
Class A [a]
Shares sold	284,668	1,215,520
Shares issued for dividends reinvested	41,186	70,253
Shares redeemed	(3,038,200)	(2,296,746)
Net Increase (Decrease) in Shares Outstanding	(2,712,346)	(1,010,973)

Class B [a]
Shares sold	367,840	627,193
Shares issued for dividends reinvested	51,553	40,852
Shares redeemed	(1,039,351)	(1,734,725)
Net Increase (Decrease) in Shares Outstanding	(619,958)	(1,066,680)

Class D [a]
Shares sold	19,819,432	17,705,733
Shares issued for dividends reinvested	1,926,483	1,747,815
Shares redeemed	(39,357,687)	(47,848,738)
Net Increase (Decrease) in Shares Outstanding	(17,611,772)	(28,395,190)

Class P
Shares sold	1,577,736	8,966,315
Shares issued for dividends reinvested	226,020	370,198
Shares redeemed	(15,005,167)	(18,156,486)
Net Increase (Decrease) in Shares Outstanding	(13,201,411)	(8,819,973)

Class S
Shares sold	—	29,214
Shares issued for dividends reinvested	4,415	7,766
Shares redeemed	(273,189)	(240,563)
Net Increase (Decrease) in Shares Outstanding	(268,774)	(203,583)

[a]	During the period ended July 31, 2006, 224,764 Class B shares representing $436,049 were automatically converted to 223,711 shares consisting of 212,601 Class A shares until March 24, 2006 and 11,110 Class D shares. During the period ended July 31, 2005, 164,339 Class B shares representing $321,680 were automatically converted to 163,167 Class A shares.
See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended July 31,

Class B Shares	2006	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	1.95	1.96	1.98	2.00
Investment Operations:
Investment income—net [b]	.06	.03	.02	.01
Net realized and unrealized
gain (loss) on investments	.00[c]	.00[c]	(.02)	.00[c]
Total from Investment Operations	.06	.03	—	.01
Distributions:
Dividends from investment income—net	(.07)	(.04)	(.02)	(.03)
Net asset value, end of period	1.94	1.95	1.96	1.98

Total Return (%) [d]	2.89	1.37	.23	.29[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.73	1.66	1.64	1.74[f]
Ratio of net expenses to average net assets	1.55	1.54	1.55	1.55[f]
Ratio of net investment income
to average net assets	2.93	1.42	.77	.74[f]
Portfolio Turnover Rate	48.35	211.75	309.23	371.43

Net Assets, end of period ($ x 1,000)	3,002	4,225	6,343	5,290

[a]	From November 1, 2002 (commencement of initial offering) to July 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c] Amount represents less than $.01 per share.
[d] Exclusive of sales charge.
[e] Not annualized.
[f] Annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
		Year Ended July 31,

Class D Shares	2006	2005	2004	2003 [a]	2002 [b]

Per Share Data ($):
Net asset value, beginning of period	1.94	1.95	1.98	2.01	2.00
Investment Operations:
Investment income—net [c]	.07	.04	.03	.04	.05
Net realized and unrealized
gain (loss) on investments	.00[d]	.00[d]	(.02)	(.02)	.01
Total from Investment Operations	.07	.04	.01	.02	.06
Distributions:
Dividends from investment income—net	(.08)	(.05)	(.04)	(.05)	(.05)
Net asset value, end of period	1.93	1.94	1.95	1.98	2.01

Total Return (%)	3.66	2.13	.48	1.16	3.01[e]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.90	.88	.85	.92[f]
Ratio of net expenses
to average net assets	.80	.80	.80	.80	.75[f]
Ratio of net investment income
to average net assets	3.70	2.19	1.60	2.10	3.37[f]
Portfolio Turnover Rate	48.35	211.75	309.23	371.43	96.09[e]

Net Assets, end of period ($ x 1,000)	86,319	121,006	177,228	313,644	342,499

[a]	The fund commenced offering five classes of shares on November 1, 2002.The existing shares were redesignated
Class D shares.
[b]	From November 15, 2001 (commencement of operations) to July 31, 2002.
[c]	Based on average shares outstanding at each month end.
[d]	Amount represents less than $.01 per share.
[e]	Not annualized.
[f]	Annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Yield Advantage Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital with minimal changes in share price. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On January 26, 2006, the fund’s Board of Directors approved, effective as of the close of business on March 24, 2006 (the “Effective Date”), reclassifying all of the fund’s Class A, Class P and Class S shares as Class D shares of the fund.Accordingly, effective February 1, 2006, no new investments in the fund’s Class A, Class P and Class S shares will be permitted and the front-end sales load applicable to Class A shares will be waived on subsequent investments.

In addition, effective as of the Effective Date, the following changes were implemented:

• The contingent deferred sales charge (“CDSC”) of .50% applicable to the fund’s Class A shares purchased without an initial sales charge as part of an investment of $250,000 or more and redeemed within eighteen months of their original purchase will be adopted and implemented for Class D shares with respect to such Class A shares that are re-classified as Class D shares.

• The fund’s Class B shares will automatically convert to the fund’s Class D shares (instead of Class A shares) approximately six years after the date of purchase. Class D shares are not subject to a Rule 12b-1 plan fee or to any CDSC.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Stock.The fund currently offers two classes of shares: Class B (100 million shares authorized) and Class D (500 million shares authorized). Class B shares are subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically convert to Class D shares after six years. Class D shares are sold at net asset value per share only to institutional investors. Class D shares purchased at net asset value (an investment of $250,000 or more) will have a CDSC imposed on redemptions made within eighteen months of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective on June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean

24

between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors,or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.Short-term investments,excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

26

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

At July 31, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $40,215, accumulated capital losses $12,753,473 and unrealized depreciation $661,194. In addition, the fund had $664,863 of capital losses realized after October 31, 2005 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to July 31, 2006. If not applied, $3,308,447 of the carryover expires in fiscal 2011, $1,633,108 expires in fiscal 2012, $7,636,137 expires in fiscal 2013 and $175,781 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2006 and July 31, 2005, were as follows: ordinary income $4,802,647 and $4,840,780, respectively.

During the period ended July 31, 2006, as a result of permanent book to tax differences primarily due to the tax treatment for paydown gains

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

and losses on mortgage backed securities and sales treatment for treasury inflation protected securities, the fund increased accumulated undistributed investment income-net by $499,928 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended July 31, 2006, the fund did not borrow under the line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken from August 1, 2005 through July 31, 2007, that, if the aggregate expenses of the fund, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .55% of the value of the fund’s average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense.The reduction in management fee, pursuant to the undertaking, amounted to $202,349 during the period ended July 31, 2006.

During the period ended July 31, 2006, the Distributor retained $33 from commissions earned on sales of the fund’s Class A shares and $22,777 and $2,399 from contingent deferred sales charges on redemptions of the fund’s Class B and Class S shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class S shares pay the Distributor for distributing their shares at an annual rate of .75% of the

28

value of the average daily net assets of Class B shares and .25% of the value of the average daily net assets of Class S shares. During the period ended July 31, 2006, Class B and Class S shares were charged $26,097 and $704, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class D, Class P and Class S shares pay the Distributor at an annual rate of ..25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B, Class D, Class P and Class S shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2006, Class A, Class B, Class D, Class P and Class S shares were charged $6,882, $8,699, $247,427, $34,618 and $704, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2006, the fund was charged $56,755 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2006, the fund was charged $10,834 pursuant to the custody agreement.

During the period ended July 31, 2006, the fund was charged $4,253 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $38,292, Rule 12b-1 distribution plan fees $1,901, shareholder services plan fees $19,146, custodian fees $560, chief compliance officer

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

fees $1,516 and transfer agency per account fees $8,320, which are offset against an expense reimbursement currently in effect in the amount of $4,798.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures,during the period ended July 31,2006,amounted to $57,113,467 and $124,355,545, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains and losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2006, are set forth in the Statement of Financial Futures.

At July 31, 2006, the cost of investments for federal income tax purposes was $90,164,086; accordingly, accumulated net unrealized depreciation on investments was $661,194, consisting of $212,969 gross unrealized appreciation and $874,163 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Premier Yield Advantage Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Yield Advantage Fund (one of the funds comprising Dreyfus Investment Grade Funds, Inc.), as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of July 31, 2006 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Yield Advantage Fund at July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 12, 2006

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 95.70% of ordinary income dividends paid during the fiscal year July 31, 2006 as qualifying “interest related dividends”.

32

INFORMATION ABOUT THE REVIEW
AND APPROVAL OF THE FUND’S
M A N A G E M E N T A G R E E M E N T	(Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through July 29, 2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 33

INFORMATION ABOUT THE	REVIEW AND	APPROVAL	OF THE
FUND ’S MANAGEMENT	AGREEMENT	(Unaudited)	(continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the performance of the fund’s Class D shares and placed significant emphasis on comparisons to a group of retail no-load ultra-short obligation funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail no-load ultra-short obligation funds, excluding outliers (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons for various periods ended May 31, 2006.The Board members noted that the fund’s total return performance was at or below the Performance Group medians for all periods and variously was above and below the Performance Universe medians for all periods.The fund’s yield performance variously was above, at or below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided the Board with the fund’s total return performance and the quartile, percentile and rank of the fund’s total return within its Lipper category (as provided by Lipper) for certain other periods ended May 31, 2006, and noted that the fund was in the first quartile for one-, three- and six-month periods.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of advisory fees and expense ratios as compared to comparable group of funds (the “Expense Group”) and broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee and expense ratio were above the Expense Group and Expense Universe medians. The Board noted that the fund’s management fee and expense ratio were lower due to the undertaking by Dreyfus to waive fees and reimburse expenses.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within

34

the fund’s Lipper category (the “Similar Funds”), and stated that there are no other accounts managed by Dreyfus or its affiliates, with similar investment objectives, policies and strategies as the fund. Dreyfus’ representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services pro-vided.The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies

The Fund 35

I N FO R M AT I O N A B O U T T H E	R E V I E W A N D	A P P R OVA L	O F T H E
F U N D ’S M A N A G E M E N T	A G R E E M E N T	( U n a u d i t e d )	( c o n t i n u e d )

of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided. The Board also noted the fee waiver and expense reimbursement arrangements and its effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement, with respect to the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the ser vices provided by Dreyfus are adequate and appropriate.

• The Board noted the fund’s varying performance and the fund’s recent performance improvements.

• The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, including Dreyfus’ undertaking to limit the fund’s expense ratio (which reduced the expense ratio of the fund), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

36

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement,with respect to the fund, was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————
Clifford L. Alexander, Jr. (72)
Board Member (2003)

Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60
———————
Lucy Wilson Benson (78)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 37
38

David W. Burke (70)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 80

———————
Whitney I. Gerard (71)
Board Member (1993)

Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 35

———————
George L. Perry (72)
Board Member (1992)

Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

40

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 201 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since August 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 41

For More	Information

Dreyfus Premier	Transfer Agent &
Yield Advantage Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $133,397 in 2005 and $117,107 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $23,625 in 2005 and $20,488 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $14,053 in 2005 and $12,585 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,205 in 2005 and $1,054 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $902,237 in 2005 and $504,120 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INVESTMENT GRADE FUNDS, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	September 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	September 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	September 27, 2006

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)